UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section 240.14a-12

Rezolute, Inc.

(Name of Registrant as Specified in its Charter)
Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

REZOLUTE, INC.
NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
June 16, 2022
3:00 p.m. Pacific Time
To the Stockholders of Rezolute, Inc.:
The 2022 annual meeting of the stockholders (the “Annual Meeting”) of Rezolute, Inc., a Nevada corporation (the “Company”), will be held via a virtual meeting on Thursday, June 16, 2022 at 3:00 p.m. Pacific Time. You may virtually attend the Annual Meeting, vote and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/RZLT2022. The Annual Meeting will be held for the following purposes:
(1)
To elect Young-Jin Kim, Nevan Charles Elam, Philippe Fauchet, Gil Labrucherie, Wladimir Hogenhuis and Nerissa Kreher to the Company’s Board of Directors.

(2)
To ratify the appointment of Plante & Moran, PLLC as the Company’s independent registered public accountants for the fiscal year ending on June 30, 2022.

(3)
To approve an increase in the Company’s authorized common stock of 60,000,000 shares to an aggregate of 100,000,000 shares as set forth in the Articles of Incorporation (the “Share Increase Proposal”).

(4)
To approve an amendment to the 2021 Stock Incentive Plan (the “2021 Equity Plan”), to increase the number of shares available for issuance thereunder by 9,500,000 shares to an aggregate of 10,700,000 shares (the “2021 Equity Plan Amendment Proposal”).

(5)
To adopt the 2022 Employee Stock Purchase Plan.

(6)
To approve, in accordance with Nasdaq Marketplace Rule 5635(d), the exercisability of certain Class C warrants, to be issued upon the closing of a private placement offering that we entered into pursuant to a Securities Purchase Agreement dated May 4, 2022 (the “Nasdaq Proposal”).

(7)
To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers, or NEOs, as disclosed in the Executive Compensation section of this Proxy Statement.

(8)
To authorize an adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the Share Increase Proposal, 2021 Equity Plan Amendment Proposal and/or the Nasdaq Proposal.

(9)
To transact such other business as may properly come before the meeting, or any postponements or adjournments thereof.

All stockholders of record at the close of business on May 5, 2022 are entitled to notice of and to vote at such meeting. The date on which we anticipate this Proxy Statement and the accompanying proxy will be first sent or given to stockholders will be on or about May 20, 2022.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on Thursday, June 16, 2022.
Pursuant to the rules of the Securities and Exchange Commission (the “SEC”), the Company has elected to provide access to its proxy materials by sending you a full set of proxy materials, including this Notice, the accompanying Proxy Statement and Proxy Card.
All stockholders are cordially invited to virtually attend the Annual Meeting. If you virtually attend the meeting, you may withdraw your proxy and vote your shares at the meeting.
Your vote is extremely important. Whether or not you expect to virtually attend the Annual Meeting, please vote by mail, Internet or telephone as described in the enclosed proxy materials.

By order of the Board of Directors
/s/ Nevan Charles Elam

Nevan Charles Elam
Acting Chairman of the Board and Chief Executive Officer
Redwood City, California

2022 ANNUAL MEETING OF STOCKHOLDERS
to be held June 16, 2022
PROXY STATEMENT
GENERAL INFORMATION
The enclosed proxy is solicited by the Board of Directors (also referred to as the “Board” herein) of Rezolute, Inc., a Nevada corporation, which we refer to as the “Company,” “Rezolute,” “we,” “us,” or “our,” for use at the 2022 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), to be held on Thursday, June 16, 2022 at 3:00 p.m. Pacific Time, via a virtual meeting, and at any postponement or adjournment thereof. You may virtually attend the Annual Meeting, vote and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/RZLT2022. If you plan to virtually attend the Annual Meeting, please follow the voting and registration instructions as outlined in this Proxy Statement.
All stockholders of record at the close of business on May 5, 2022 (the “Record Date”) are entitled to notice of and to vote at such meeting. The date on which we anticipate that this Proxy Statement and the accompanying proxy will be first sent or given to stockholders will be on or about May 20, 2022.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
The following questions and answers are intended to briefly address potential questions that our stockholders may have regarding this Proxy Statement and the Annual Meeting. They are also intended to provide our stockholders with certain information that is required to be provided under the rules and regulations of the SEC. These questions and answers may not address all of the questions that are important to you as a stockholder. If you have additional questions about the Proxy Statement or the Annual Meeting, please reach out to Broadridge below.
What is the purpose of the Annual Meeting?
At the Annual Meeting, our stockholders will be asked to consider and vote upon the matters described in this Proxy Statement and in the accompanying Notice, and any other matters that properly come before the Annual Meeting.
What is a proxy statement and what is a proxy?
A proxy statement is a document that we are required by law to give you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card.
Why did I receive these proxy materials?
We are providing these proxy materials in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Annual Meeting, and at any postponement or adjournment thereof. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. You are invited to attend the Annual Meeting virtually to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting virtually to vote your shares. Instead, you may vote your shares using one of the other voting methods described in this Proxy Statement.
How may I virtually attend the meeting?
The Annual Meeting will be conducted completely as a virtual meeting via the internet. Stockholders may attend the meeting virtually, vote their shares electronically during the meeting via the live audiocast, and may submit questions in advance of the meeting, by visiting www.proxyvote.com. We believe that holding our meeting completely online will enable greater participation and improved communication. Stockholders will need the control number included on their proxy card to enter the meeting and vote their shares at the meeting.

Can I vote my shares at the meeting?
If you are a stockholder of record of our common stock, you may vote your shares at the meeting by going to www.proxyvote.com and using your digit control number included on your proxy card. Even if you currently plan to attend the meeting virtually, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting. If you are a street name holder, you must vote your shares in the manner prescribed by your broker, bank, trust or other nominee.
How can I submit questions for the Annual Meeting?
You may submit questions prior to the meeting at www.proxyvote.com. Questions pertinent to matters to be acted upon at the Annual Meeting as well as appropriate questions regarding the business and operations of the company will be answered during the Annual Meeting, subject to time constraints. In the interests of time and efficiency, we reserve the right to group questions of a similar nature together to facilitate the question and answer portion of the meeting. We may not be able to answer all questions submitted in the allotted time.
How do I give a proxy to vote my shares?
If you are a stockholder of record of our common stock as of the Record Date, you can give a proxy to be voted at the Annual Meeting in any of the following ways:
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over the telephone by calling a toll-free number;

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electronically, via the internet; or

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by completing, signing and mailing the enclosed proxy card.

The telephone and internet procedures have been set up for your convenience. We encourage you to save corporate expense by submitting your vote by telephone or internet. The procedures have been designed to authenticate your identity, to allow you to give voting instructions, and to confirm that those instructions have been recorded properly. If you are a stockholder of record and you would like to submit your proxy by telephone or internet, please refer to the specific instructions provided on the enclosed proxy card. If you wish to submit your proxy by mail, please return your signed proxy card to us before the Annual Meeting. Each proxy that is properly completed, signed and returned to the Company prior to the Annual Meeting, and not revoked, will be voted in accordance with the instructions given in such proxy.
What am I being asked to vote upon at the Annual Meeting?
At the Annual Meeting, you will be asked to:
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Vote on the election of Young-Jin Kim, Nevan Charles Elam, Philippe Fauchet, Gil Labrucherie, Wladimir Hogenhuis and Nerissa Kreher to the Company’s Board of Directors (the “Board of Directors Proposal”);

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Ratify the appointment of Plante & Moran, PLLC as the Company’s independent registered public accountants for the fiscal year ending June 30, 2022 (the “Accountant Proposal”);

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To approve an increase in the Company’s authorized common stock of 60,000,000 shares to an aggregate of 100,000,000 shares as set forth in the Articles of Incorporation (the “Share Increase Proposal”);

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To approve an amendment to the 2021 Stock Incentive Plan (the “2021 Equity Plan”), to increase the number of shares available for issuance thereunder by 9,500,000 shares to an aggregate of 10,700,000 shares (the “2021 Equity Plan Amendment Proposal”);

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To adopt the 2022 Employee Stock Purchase Plan (the “2022 ESPP Proposal”);

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To approve, in accordance with Nasdaq Marketplace Rule 5635(d), the exercisability of certain Class C warrants (the “Class C Warrants”) to be issued upon the closing of a private placement offering that we entered into pursuant to a Securities Purchase Agreement dated May 4, 2022 (the “Nasdaq Proposal”);

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Approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers, or NEOs, as disclosed in the Executive Compensation section of this Proxy Statement (the “Say-On-Pay Proposal”);

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Authorize an adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the Share Increase Proposal, 2021 Equity Plan Amendment Proposal or the Nasdaq Proposal (the “Adjournment Proposal”); and

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Act upon such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Does the Board of Directors recommend voting in favor of the proposals?
Yes. The Board of Directors unanimously recommends that you vote your shares:
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“FOR” each of the director nominees identified in the Board of Directors Proposal;

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“FOR” the Accountant Proposal;

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“FOR” the Share Increase Proposal;

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“FOR” the 2021 Equity Plan Amendment Proposal;

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“FOR” the 2022 ESPP Proposal;

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“FOR” the Nasdaq Proposal;

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“FOR” the Say-On-Pay Proposal; and

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“FOR” the Adjournment Proposal.

Only our “stockholders of record” at the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were 33,582,831 shares of our common stock outstanding and entitled to vote.
Beneficial Owners Held in Street Name
If, on the Record Date, your shares were held in an account at a bank, broker, dealer, or other nominee, then you are the “beneficial owner” of shares held in “street name” and this Proxy Statement is being forwarded to you by that nominee. The nominee holding your account is considered the “stockholder of record” for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your nominee on how to vote the shares in your account. You are also invited to virtually attend the Annual Meeting. However, since you are not the “stockholder of record,” you may not vote your shares virtually at the Annual Meeting unless you request and obtain a valid proxy from your nominee. Please contact your nominee directly for additional information.
Brokers, banks or other nominees holding shares of record for their respective customers generally are not entitled to vote on the election of directors unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a nominee who has not received instructions from its customers on a particular matter. As used herein, “broker non-vote” means the votes that could have been cast on the matter by nominees with respect to uninstructed shares if the nominees had received instructions. The effect of proxies marked “withheld” as to any director nominee or “abstain” as to any other proposal, and the effect of broker non-votes on each of the proposals, is discussed in each proposal below.
How many votes do I get?
Each share of common stock entitles the holder thereof to one vote on each matter to be voted upon. Dissenters’ rights are not applicable to any of the matters being voted upon.
What are the voting requirements to approve the proposals?
Please see each proposal below for voting requirements applicable to each proposal.
What happens if I do not vote?
Please see each proposal below for the effect of not voting as well as the effect of withholdings, abstentions and broker non-votes.

What is the quorum requirement for the Annual Meeting?
The presence virtually via the Internet or by proxy of the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum.
For purposes of establishing a quorum, stockholders of record who are present at the Annual Meeting virtually via the Internet or by proxy and who abstain or withhold their vote, including brokers, dealers or other nominees holding shares of their respective customers of record who cause abstentions to be recorded at the Annual Meeting, are considered stockholders who are present and entitled to vote and count toward the quorum. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.
Could other matters be decided at the Annual Meeting?
As of the date this Proxy Statement went to press, the Board of Directors did not know of any matters which will be brought before the Annual Meeting other than those specifically set forth in the Notice hereof. However, if any other matter properly comes before the Annual Meeting, it is intended that the proxies, or their substitutes, will vote on such matters in accordance with the instructions given in such proxy.
How can stockholders nominate a candidate for election as a director?
Any stockholders desiring to submit a recommendation for consideration by the Board of a candidate that the stockholder believes is qualified to be a Board nominee at any upcoming stockholders meeting may do so by submitting that recommendation in writing to the Board not later than 120 days prior to the first anniversary of the date on which the proxy materials for the prior year’s Annual Meeting were first sent to stockholders. However, if the date of the upcoming Annual Meeting has been changed by more than 30 days from the date of the prior year’s meeting, the recommendation must be received within a reasonable time before the Company begins to print and mail its proxy materials for the upcoming Annual Meeting. In addition, the recommendation should be accompanied by the following information:
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the name and address of the nominating stockholder and of the person or persons being recommended for consideration as a candidate for Board membership;

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the number of shares of voting stock of the Company that are owned by the nominating stockholder, his or her recommended candidate and any other stockholders known by the nominating stockholder to be supporting the candidate’s nomination;

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a description of any arrangements or understandings, that relate to the election of directors of the Company, between the nominating stockholder, or any person that (directly or indirectly through one or more intermediaries) controls, or is controlled by, or is under common control with, such stockholder and any other person or persons (naming such other person or persons);

•
such other information regarding each such recommended candidate as would be required to be included in a Proxy Statement filed pursuant to the proxy rules of the SEC; and

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the written consent of each such recommended candidate to be named as a nominee and, if nominated and elected, to serve as a director.

Can I change my vote after submitting my proxy?
Yes. You may revoke your proxy and change your vote at any time before your proxy is voted at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy and change your vote by submitting a later-dated proxy by telephone, internet or mail, or by voting at the meeting.
To request an additional proxy card, or if you have any questions about the Annual Meeting or how to vote or revoke your proxy, you should contact:
Broadridge Financial Solutions, Inc.
51 Mercedes Way, Edgewood, New York 11717
Call toll free: (855) 325-6676

Where can I find voting results of the Annual Meeting?
We will announce preliminary voting results with respect to each proposal at the Annual Meeting. In accordance with SEC rules, final voting results will be published in a Current Report on Form 8-K within four business days following the Annual Meeting, unless final results are not known at that time in which case preliminary voting results will be published within four business days of the Annual Meeting and final voting results will be published once they are known by the Company.
What is the deadline to submit stockholder proposals for the 2023 Annual Meeting?
Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders to be held following the closing of our fiscal year ending June 30, 2022 (the “2023 Annual Meeting of Stockholders”) must be received at the Company’s principal office no later than 120 days prior to the first anniversary of the date on which the proxy materials for the 2022 Annual Meeting were first sent to stockholders for inclusion in the Proxy Statement and form of proxy relating to that meeting. However, if the date of the 2023 Annual Meeting of Stockholders is changed by more than 30 days from the one-year anniversary of this year’s Annual Meeting of Stockholders pursuant to the rules and regulations of the SEC, the Company will publicly announce such revised Annual Meeting date and applicable deadlines for stockholder proposals for action or nomination once finally determined. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934 and the rules and regulations of the SEC.
Where can I find information about the Annual Report of the Company?
The Company will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the Annual Report of the Company on Form 10-K, for the fiscal year ended June 30, 2021, as such was filed with the SEC, including financial statements. Such report was filed with the SEC on September 15, 2021 as amended on September 27, 2021 and is available on the SEC’s website at www.sec.gov, as well as the Company’s website at www.rezolutebio.com.

PROPOSAL 1
ELECTION OF DIRECTORS
We currently have six directors serving on the Board of Directors (the “Board of Directors” or the “Board”) as set forth in the table below.
Name	Age	Position	Date Appointed
Young-Jin Kim	65	Director	February 10, 2019
Nevan Charles Elam	54	Acting Chairman of the Board, Chief Executive Officer and Principal Financial Officer	January 31, 2013
Gil Labrucherie	50	Director	November 20, 2019
Philippe Fauchet	64	Director	September 10, 2020
Nerissa Kreher	49	Director	March 2, 2021
Wladimir Hogenhuis	57	Director	March 2, 2021
Each of our current directors has been nominated by the Board for re-election at the Annual Meeting. If elected, each nominee has consented to serve as a director and to hold office until the next annual stockholders’ meeting, until his successor is elected and shall have qualified, or until his earlier death, resignation, removal or disqualification. Mr. Kim and Mr. Elam are not “independent” as that term is defined in Section 5205(a) of Nasdaq listing rules.
When considering whether director nominees have the experience, qualifications, attributes and skills to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure, the Board of Directors focuses primarily on the industry and transactional experience, and other background, in addition to any unique skills or attributes associated with a director.
Presented below is biographical information about each nominee as of the date of this Proxy Statement. The information presented includes the nominee’s principal occupation and business experience for the past five years, and the names of other publicly held companies of which he currently serves as a director or has served as a director during the past five years.
Nevan Charles Elam.   Mr. Elam has served as our Chief Executive Officer since January 2013 and also currently serves as our principal financial officer. Mr. Elam is also serving as our Acting Chairman of the Board since May 2022. Prior to Mr. Elam’s service with Rezolute, he has served various leadership roles throughout his career including as Chief Executive Officer of a European medical device company, co-founder and Chief Financial Officer of a software company, as well as a Senior Vice President at Nektar Therapeutics. Earlier in his career, Mr. Elam was a corporate partner in the law firm of Wilson Sonsini Goodrich & Rosati. He serves as Director of Savara, Inc.. Mr. Elam received his Juris Doctorate from Harvard Law School and a Bachelor of Arts from Howard University. We believe that Mr. Elam’s experience advising pharmaceutical companies of their unique legal and regulatory obligations qualifies him to serve on the Board.
Young-Jin Kim.   Mr. Kim serves as a member of our Board and served as Chairman of the Board until May 2022. Mr. Kim is Chairman & CEO of Handok Inc. (“Handok”), one of the leading pharmaceutical companies in the Republic of Korea. Mr. Kim also serves as Chairman of the Board of Directors of Genexine Inc. Mr. Kim joined Handok in 1984 and spent two years between 1984 and 1986 working at Hoechst AG in Frankfurt, Germany. Between 1991 and 2005, he served as CEO of Roussel Korea, Hoechst Marion Roussel Korea and Aventis Pharma Korea and also appointed as the Country Manager of Hoechst AG and Aventis in Korea between 1996 and 2005. In 1996, he was appointed as CEO of Handok. Mr. Kim has been serving as President of Handok Jeseok Foundation since 2014. He has also been serving as President of KDG (Korean-German Society) since 2010. Mr. Kim received an MBA at the Kelley School of Business at Indiana University in 1984 and received the award of Distinguished Alumni Fellows from Indiana University. Mr. Kim completed Advanced Management Program at the Harvard Business School in 1996. We believe Mr. Kim’s experience working with pharmaceutical companies qualifies him to serve on the Board.
Gil Labrucherie.   Mr. Labrucherie serves as a member of our Board. Mr. Labrucherie brings more than 20 years of senior leadership experience in finance, legal and corporate development to the Board. He has served as Chief Financial Officer of Nektar Therapeutics, a publicly traded development stage biopharmaceutical company, since 2016, and also has held the position of Chief Operating Officer since 2019. Prior to serving as Chief Operating Officer and Chief Financial Officer of Nektar, he was Senior Vice President, General Counsel and Secretary of Nektar from 2007 to 2016. Earlier in his career, Mr. Labrucherie was an executive at different organizations where he was responsible for global corporate alliance and mergers and acquisitions. Mr. Labrucherie began his career as an associate in the corporate practice of the law firm of Wilson Sonsini Goodrich & Rosati. Mr. Labrucherie received his J.D. from University of California Boalt Hall School of Law, where he was a member of the California Law Review and Order of the Coif, and received his B.A.,with highest honors from the University of California, Davis. Mr. Labrucherie is a member of the State Bar of California and is a Certified Management Accountant. We believe Mr. Labrucherie’s experience as the Chief Operating Officer and Chief Financial Officer of a public biotechnology company and his management background as an executive in different organizations qualify him to serve on the Board.
Philippe Fauchet.   Mr. Fauchet serves as a member of our Board. Mr. Fauchet has spent more than 35 years in the pharmaceutical industry, most recently as the Chairman of GlaxoSmithKline K.K. from April 2017 to February 2019. Mr. Fauchet joined GlaxoSmithKline K.K. as President & Representative Director in 2010. Previously, he served as Senior Vice President, Corporate Business Development Head of Sanofi-Aventis Group and a member of the Management Committee. Mr. Fauchet is an external director on the board of two Japanese biotech companies and a consultant for various life sciences companies. Alongside these industry roles, Mr. Fauchet is currently an adjunct professor at the University of Tokyo, Graduate School of Medicine, Global Health Policy Department. Mr. Fauchet is a graduate of Hautes Etudes Commerciales in France and received a Bachelor of Law at Paris X University. He is an Honorary Officer of the Order of the British Empire (O.B.E.). We believe Mr. Fauchet’s experience in the pharmaceutical industry qualifies him to serve on the Board.
Nerissa Kreher, M.D., M.S., MBA.   Dr. Kreher serves as a member of our Board. She has served as Chief Medical Officer of Entrada Therapeutics, Inc. since December 2020. From February 2019 to October 2020, Dr. Kreher served as Chief Medical Officer at Tiburio Therapeutics, Inc., where she was responsible for clinical development, clinical operations, regulatory and patient advocacy. From October 2016 to December 2018, Dr. Kreher served as Chief Medical Officer at Avrobio, Inc., where she oversaw clinical and regulatory development strategy for the Company’s rare disease, ex vivo lentiviral gene therapy pipeline programs. From March 2015 to July 2016, Dr. Kreher served as Global Head (VP) of Clinical and Medical Affairs of Zafgen, Inc., where she was a strategic leader of a cross-functional team charged with creation of global development strategy for beloranib. Dr. Kreher is a board-certified pediatric endocrinologist and holds multiple degrees including her B.S. in biology from University of North Carolina at Chapel Hill, M.D. from East Carolina University, an M.S. in clinical research from Indiana University-Purdue University Indianapolis, and an MBA from Northeastern University Graduate School of Business Administration. We believe Dr. Kreher’s experience in the pharmaceutical industry and her service as an executive and Chief Medical Officer of a range of private and publicly held companies qualify her to serve on the Board.
Wladimir Hogenhuis, M.D., MBA.   Dr. Hogenhuis serves as a member of our Board. He is currently the Chief Executive Officer of Chimera Bioengineering, where he also serves on the Board of Directors. He previously served as Chief Operating Officer of Ultragenyx Pharmaceutical Inc. (NASDAQ: RARE) with responsibilities for global commercial operations, business development, and manufacturing of medicines for patients with rare diseases. Before that, Dr. Hogenhuis served as Senior Vice President and Global Franchise Head, Specialty Pharmaceuticals of GlaxoSmithKline Plc. (LSE/NYSE: GSK), from December 2012 to September 2018. From 1994 to 2012, he served in leadership positions at Merck in the U.S., China, and Europe, where he was responsible for managing the P&L of specialty and cardiovascular care medicines. He also served as a National Institutes of Health Fellow in Medical Decision Making at New England Medical Centre in Boston, and as a Naval Lieutenant Surgeon in the Royal Dutch Navy. Dr. Hogenhuis currently serves on the board of GATT Technologies B.V., a private company in the Netherlands developing novel surgical hemostats and sealants. He previously served as a member of the Board of Directors of Vision 2020, a global initiative for the elimination of avoidable blindness, a joint program of the World Health Organization and the International Agency for the Prevention of Blindness. Dr. Hogenhuis received his M.D. Cum Laude from the University of Leiden in the Netherlands and received an M.B.A. from the Wharton School of Business at The University of Pennsylvania, Philadelphia. We believe Dr. Hogenhuis’s experience in the pharmaceutical industry and his service on the board of directors of a range of private companies qualify him to serve on the Board.
Information about the Board of Directors
Board Composition
Our Board of Directors currently consists of six members. Directors elected at this meeting and each subsequent annual meeting will be elected for one-year terms or until their successors are duly elected and qualified. We also provided a single board observer seat in connection with a financing completed on October 9, 2020.
Our Board does not currently have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for us at that time. Currently, our Chief Executive Officer, Nevan Elam, serves as the Acting Chairman of the Board.
Selection of Nominees for our Board of Directors Experience, Qualifications, and Diversity
To be considered as a director nominee, an individual must have, among other attributes: high personal and professional ethics, integrity and values; commitment to our Company and stockholders; an inquisitive and objective perspective and mature judgment; availability to perform all Board and committee responsibilities; and, in the case of non-executive director, independence. In addition to these minimum requirements, our Board will evaluate whether the nominee’s skills are complementary to the existing directors’ skills and our Board’s need for operational, managerial, financial, international, industry-specific or other expertise. We do not have a specific written policy with regard to the consideration of diversity in identifying director nominees. We focus on identifying nominees with experience, qualifications, attributes and skills to work with the other directors to serve the long-term interests of our stockholders. All those matters being equal, we do and will consider diversity as a positive additional characteristic in potential nominees.
The Board does not have a formal written policy with regard to the consideration of diversity in identifying director nominees. We focus on identifying nominees with experience, qualifications, attributes and skills to work with the other directors to serve the long-term interests of our stockholders. All those matters being equal, we do and will consider diversity a positive additional characteristic in potential nominees. Not only has this informal approach to the promotion of diversity resulted in a group of director nominees that we believe to be individuals of substantial accomplishment with demonstrated leadership capabilities, but, as indicated in the charts below, it has also resulted in a group of director nominees possessing diversity of thought, perspective, experience, and backgrounds.
Board Diversity Matrix
Total Number of Directors	6
	Male	Female
Part I: Gender Identity
Directors	5	1
Part II: Demographic Background
White	3	1
Did Not Disclose Demographic Background	0	0
Directors who are Military Veterans:	1	0
Directors with Disability:	0	0
In addition to candidates submitted by Board members, director nominees recommended by stockholders will be considered. Stockholder recommendations must be made in accordance with the procedures above and will receive the same consideration that other nominees receive. All nominees are evaluated by our Board to determine whether they meet the minimum qualifications and whether they will satisfy our Board’s needs for specific expertise at that time.
No stockholder has nominated anyone for election as a director at this annual meeting.
Meetings of the Board of Directors
Our Board of Directors held five meetings during the fiscal year ended June 30, 2021. Each of our directors attended at least 75% of the meetings held by the Board and the committees of the Board on which he or she served during the fiscal year ended June 30, 2021.
Board Committees
Audit Committee
The Audit Committee operates under an Audit Committee Charter that is available on our website, www.rezolutebio.com. The functions performed by our Audit Committee consist of selection of the firm of independent registered public accountants to be retained by us subject to stockholder ratification, periodic meetings with our independent registered public accountants to review our accounting policies and internal controls, review the scope and adequacy of the independent registered public accountants’ examination of our annual financial statements, and pre-approval of services rendered by our independent registered public accountants and pre-approval of all related-party transactions.
Mr. Labrucherie serves as the chairman of the audit committee and along with Mr. Fauchet and Dr. Hogenhuis are “independent directors” as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules. In addition, the Board determined that Mr. Gil Labrucherie and Dr. Hogenhuis are qualified as “audit committee financial experts” as such term is used in the rules and regulations of the SEC. Accordingly, the functions of our Audit Committee are now being performed by independent directors that serve as members of our Audit Committee. Our Audit Committee held five meetings during the fiscal year ended June 30, 2021.
Compensation Committee
The Compensation Committee operates under a Compensation Committee Charter that is available on our website, www.rezolutebio.com. Mr. Labrucherie, Mr. Fauchet, Dr. Hogenhuis and Dr. Kreher each serve as members of the Compensation Committee and are each considered an “independent director” as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules. The Compensation Committee is responsible for establishing and administering our compensation arrangements for all executive officers.
The functions performed by our Compensation Committee provided for meetings no less frequently than annually (and more frequently as circumstances dictate) to discuss and determine executive officer and director compensation. The Compensation Committee has not retained the services of any compensation consultants. However, from time to time it utilizes compensation data from companies that the Compensation Committee deems to be competitive with us in connection with its annual review of executive compensation. The Compensation Committee has the power to form and delegate authority to subcommittees when appropriate, provided that such subcommittees are composed entirely of directors who would qualify for membership on the Compensation Committee pursuant to applicable Nasdaq Listing Rules. In the future, we expect to appoint additional members to our Board of Directors whereby the functions of the Compensation Committee will be performed exclusively by independent directors. Our Compensation Committee held one meeting during the fiscal year ended June 30, 2021.
Nominating and Governance Committee
The Nominating and Governance Committee operates under a Nominating and Governance Committee Charter that is available on our website, www.rezolutebio.com. The Nominating and Governance Committee was established in accordance with the rules and regulations of the SEC. The functions that were historically performed by our Nominating and Governance Committee have been performed by the entire Board of Directors since February 16, 2019. Given the overlap between the nominating and corporate governance function with the compensation function, the Company’s independent board members will serve as the members of the Nominating and Governance Committee. Although both the Compensation Committee and the Nominating and Governance Committee will remain separate committees, board membership on both committees will count as one for board compensation purposes.
Stockholders who wish to recommend nominees for consideration by the Nominating and Governance Committee must submit their nominations in writing to our Chairman of the Board of Directors. Submissions must include sufficient biographical information concerning the recommended individual for the Nominating and Governance Committee to consider, including age, five-year employment history with employer names and a description of the employer’s business, whether such individual can read and comprehend basic financial statements, and other board memberships (if any) held by the recommended individual. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Nominating and Governance Committee and to serve if elected by stockholders. The Nominating and Governance Committee may consider such stockholder recommendations when it evaluates and recommends nominees to the Board of Directors for submission to the stockholders at each annual meeting.
The Nominating and Governance Committee do not have a specific diversity policy, but consider diversity of race, ethnicity, gender, age, cultural background and professional experiences in evaluating candidates for Board membership. Diversity is important because a variety of points of view contribute to a more effective decision-making process. Our Nominating and Governance Committee held one meeting during the fiscal year ended June 30, 2021.
Committee Composition
Director Name	Audit	Compensation	Nominating and Governance
Gil Labrucherie	X	X	X
Philippe Fauchet	X	X	X
Wladimir Hogenhuis	X	X	X
Nerissa Kreher		X	X
Scientific Advisory Board
We have established a Scientific Advisory Board (“SAB”). The members of the board are Adrian Vella, M.D., Quan Dong Nguyen, M.D., MSc, Robert B. Bhisitkul, M.D., PH.D. and Jerrold Olefsky, M.D.
Communications with the Board
Stockholders may communicate with the Board or any of the directors by sending written communications addressed to the Board of Directors generally, or to any director(s), to Rezolute, Inc., 201 Redwood Shores Parkway, Suite 315, Redwood City, CA 94065. All communications are compiled and forwarded to the Board or the individual director(s) accordingly.
Board’s Role in Risk Oversight
The Board of Directors as a whole has responsibility for risk oversight. The oversight responsibility of the Board is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks. This reporting is designed to focus on areas that include strategic, operational, financial and reporting, compensation, compliance and other risks.
Non-Employee Director Compensation
We generally use a combination of cash and share-based incentive compensation to attract and retain qualified candidates to serve on our Board of Directors. Additionally, our directors are reimbursed for reasonable travel expenses incurred in attending meetings.

Director Compensation Table
Until May 4, 2022, Mr. Young-Jin Kim served as our Chairman of the Board for which he does not receive any compensation. Nevan Elam, Acting Chairman of our Board of Directors and our Chief Executive Officer, did not receive any additional compensation for serving as a director and has also been excluded from this table. Please refer to the “Executive Compensation” section below for a description of Mr. Elam’s compensation. The following table provides information related to the compensation of the remaining individuals that served as a member of our Board of Directors during the fiscal year ended June 30, 2021:
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(5)	Total ($)
Gil Labrucherie	28,500(1)	51,842(6)	80,342
Philippe Fauchet	28,500(2)	182,220(7)	210,720
Wladimir Hogenhuis	20,333(3)	103,683(8)	124,016
Nerissa Kreher	16,833(4)	103,683(8)	120,516

(1)
Consists of compensation for the first half of calendar 2021 of $20,000 for serving as a member of the Board of Directors, $5,000 for serving as Chairman of the Audit Committee and $3,500 for serving as a member of the Compensation Committee.

(2)
Consists of compensation for the first half of calendar 2021 of $20,000 for serving as a member of the Board of Directors, $5,000 for serving as Chairman of the Compensation Committee and $3,500 for serving as a member of the Audit Committee.

(3)
Consists of compensation for the period March 2021 through June 2021 of $13,333 for serving as a member of the Board of Directors, $3,500 for serving as a member of the Compensation Committee and $3,500 for serving as a member of the Audit Committee.

(4)
Consists of compensation for the period March 2021 through June 2021 of $13,333 for serving as a member of the Board of Directors and $3,500 for serving as a member of the Compensation Committee.

(5)
The aggregate grant date fair value for stock option awards is computed in accordance with ASC 718 set forth by the Financial Accounting Standards Board. A discussion of key assumptions made in the valuation of stock options is presented in Note 8 to our consolidated financial statements, included in Item 8 of the 2021 Annual Report on Form 10-K. For purposes of this table, the entire fair value of awards is reflected in the year of grant, whereas under ASC 718 the fair value of such awards are generally recognized over the vesting period in our financial statements.

(6)
Consists of the fair value of a stock option granted on June 14, 2021 for 5,000 shares exercisable at $12.28 per share for a period of ten years. These stock options vest ratably over 36 months until June 1, 2024 when the entire award will be vested.

(7)
Consists of the fair value of stock options granted (i) on October 14, 2020 for 8,000 shares exercisable at $24.05 per share for a period of ten years, and (ii) on June 14, 2021 for 2,000 shares exercisable at $12.28 per share for a period of 10 years. These stock options vest ratably over 36 months.

(8)
Consists of the fair value of a stock option granted on June 14, 2021 for 10,000 shares exercisable at $12.28 per share for a period of ten years. These stock options vest ratably over 36 months until June 1, 2024 when the entire award will be vested.

The aggregate number of outstanding options held by our non-employee directors as ofJune 30, 2021 was as follows:
	Shares Underlying Options outstanding
	Vested	Unvested
Gil Labrucherie	4,222	8,778
Philippe Fauchet	2,000	8,000
Wladimir Hogenhuis	—	10,000
Nerissa Kreher	—	10,000

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth information with respect to the beneficial ownership of shares of our common stock by (i) each director, (ii) each Named Executive Officer, (iii) all directors and executive officers as a group, and (iv) each person who we know beneficially owns more than 5% of our common stock, in each case as of May 5, 2022 (the “Determination Date”), unless otherwise indicated below. Beneficial ownership is determined in accordance with the rules and regulations of the SEC and generally includes voting or investment power with respect to such securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire beneficial ownership of within 60 days after the Determination Date through the exercise of any warrant, stock option, or other right. Shares subject to beneficial ownership through the exercise of stock options and warrants are deemed to be outstanding and beneficially owned for the purpose of computing share and percentage ownership of that person or entity, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or entity. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown beneficially owned by them. This information is not necessarily indicative of beneficial ownership for any other purpose.
The number of shares beneficially owned and the percentage of shares beneficially owned are based on 33,582,831 shares of common stock issued and outstanding as of the Determination Date. Unless otherwise indicated, the address of our principal stockholders, directors and officers is c/o Rezolute, Inc., 201 Redwood Shores Parkway, Suite 315, Redwood City, California 94065.
Name of Beneficial Owner	Position with Company	Beneficial Ownership	Percent of Class
Stockholders in excess of 5%
Entities associated with Federated Hermes, Inc.	Stockholder	6,733,274(1)	19.9%
Handok, Inc.	Stockholder	2,784,722(2)	8.3%
Genexine, Inc.	Stockholder	1,826,019(3)	5.4%
Stonepine Capital, L.P.	Stockholder	3,308,405(4)	9.9%
Directors and Executive Officers:
Nevan Charles Elam	Acting Chairman of the Board and Chief Executive Officer	338,233(5)	*
Young-Jin Kim	Director	4,610,741(6)	13.7%
Gil Labrucherie	Director	62,265(7)	*
Philippe Fauchet	Director	5,166(8)	*
Wladimir Hogenhuis	Director	36,304(9)	*
Nerissa Kreher	Director	3,611(10)	*
Brian Roberts	Senior Vice President of Clinical Development	100,114(11)	*
Directors and executive officers as a group (7 people)		5,156,434(12)	15.2%

*
Less than 1%.

(1)
The number of shares includes 6,610,274 shares of common stock held by entities associated with Federated Hermes, Inc. and 123,000 shares currently issuable upon the exercise of pre-funded warrants at $0.01 per share. The number of shares excludes 400,000 shares currently issuable upon the exercise of warrants at $19.50 per share due to a 14.99% ownership blocker and 3,421,053 shares currently issuable upon the exercise of Class B pre-funded warrants at $0.001 per share that are not exercisable due to a contingency. These shares are included in separate entities which are collectively referred to as the “Funds” which are managed by Federated Equity Management Company of Pennsylvania and

subadvised by Federated Global Investment Management Corp., which are wholly owned subsidiaries of FII Holdings, Inc., which is a wholly owned subsidiary of Federated Hermes, Inc. (the “Parent”). All of the Parent’s outstanding voting stock is held in the Voting Shares Irrevocable Trust (the “Trust”) for which Thomas R. Donahue, Rhodora J. Donahue and J. Christopher Donahue act as trustees (collectively referred to as the “Trustees”). The Parent’s subsidiaries have the power to direct the vote and disposition of the securities held by the Funds. Each of the Parent, its subsidiaries, the Trust, and each of the Trustees expressly disclaim beneficial ownership of such securities. The address of the entities associated with Federated Hermes, Inc. is 4000 Ericsson Drive, Warrendale, PA 15086.
(2)
Voting and investment authority over our shares of common stock owned by Handok, Inc. is held by the board of directors of Handok, Inc. The address of stockholder is 132, Tehern-Ro, Gangman Gu, Seoul, Republic of Korea.

(3)
Voting and investment authority over our shares of common stock owned by Genexine, Inc. is held by the board of directors of Genexine, Inc. The address of stockholder is 700 Daewangpangyo-ro, Korea Bio Park, Building B Seongnam-Si, 13488, Republic of Korea.

(4)
Based on Schedule 13G/A filed with the SEC on February 14, 2022 and the Company’s knowledge of shares purchased in the Company’s May 2022 offering. Stonepine Capital Management, LLC, is the General Partner of the partnership and Jon M. Plexico and Timothy P. Lynch are the control persons of the General Partner. Each reporting person disclaims beneficial ownership of except to the extent of that person’s pecuniary interest therein. The address of the filers is 919 NW Bond Street, Suite 20, Bend, Oregon 977003-2767.

(5)
Consists of (i) 2,817 shares of our common stock and (ii) 335,416 shares of our common stock issuable upon exercise of stock options that are exercisable within 60 days of the Determination Date.

(6)
Includes 2,784,722 shares of our common stock that are owned by Handok, Inc. As Chairman and CEO of Handok, Inc., Mr. Kim has shared investment and voting authority over these shares. Also includes 1,826,019 shares of our common stock that are owned by Genexine, Inc. As Chairman of Genexine, Inc., Mr. Kim has shared investment and voting authority over these shares.

(7)
Consists of (i) 53,572 shares of our common stock owned by a trust controlled by Mr. Labrucherie and (ii) 8,693 shares of our common stock issuable upon exercise of stock options that are exercisable within 60 days of the Determination Date.

(8)
Consists of (i) 5,166 shares of our common stock issuable upon exercise of stock options that are exercisable within 60 days of the Determination Date.

(9)
Consists of (i) 32,693 shares of our common stock and (ii) 3,611 shares of our common stock issuable upon exercise of stock options that are exercisable within 60 days of the Determination Date.

(10)
Consists of (i) 3,611 shares of our common stock issuable upon exercise of stock options that are exercisable within 60 days of the Determination Date.

(11)
Consists of (i) 21,052 shares of our common stock and (ii) 79,062 shares of our common stock issuable upon exercise of stock options that are exercisable within 60 days of the Determination Date

(12)
Consists of (i) 4,720,875 shares of our common stock and (ii) an aggregate of 435,559 shares of our common stock issuable upon exercise of stock options that are exercisable within 60 days of the Determination Date.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the SEC and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the fiscal year ended June 30, 2021, all filing requirements applicable to its executive officers, directors and ten percent beneficial owners were complied with except that (i) Form 3 was filed late by Brian Roberts upon his appointment as a Section 16 officer on October 7, 2020, (ii) Philippe Fauchet failed to file a Form 4 for a stock option granted on October 14, 2020, and (iii) Form 4 was filed late by each of Nevan Elam, Gil Labrucherie, Philippe Fauchet, Wladimir Hogenhuis, Nerissa Kreher, and Brian Roberts for stock options granted on June 14, 2021.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE.
Review, Approval or Ratification of Transactions with Related Persons
We rely on our Board to review related party transactions on an ongoing basis to prevent conflicts of interest. Our Board reviews a transaction in light of the affiliations of the director, officer or employee and the affiliations of such person’s immediate family. Transactions are presented to our Board for approval before they are entered into or, if this is not possible, for ratification after the transaction has occurred. If our Board finds that a conflict of interest exists, then it will determine the appropriate remedial action, if any. Our Board approves or ratifies a transaction if it determines that the transaction is consistent with the best interests of the Company.
Director Independence
Because our common stock is currently listed on the Nasdaq Capital Market, we have used the definition of “independence” as defined under the rules of the Nasdaq Stock Market to determine whether our current directors or our new directors are independent. We have determined that as of June 30, 2021, Messrs. Fauchet and Labrucherie and Drs. Hogenhuis and Kreher were independent directors as defined by Nasdaq Rule 5605(a)(2), and for purposes of Section 16 of the Exchange Act. Nasdaq Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the Company or any other individual having a relationship which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
The Nasdaq listing rules provide that a director cannot be considered independent if:
•
the director is, or at any time during the past three years was, an employee of the Company;

•
the director or a family member of the director accepted any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

•
a family member of the director is, or at any time during the past three years was, an executive officer of the Company;

•
the director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the Company made, or from which the Company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

•
the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the Company served on the compensation committee of such other entity; or

•
the director or a family member of the director is a current partner of the Company’s outside auditor, or at any time during the past three years was a partner or employee of the Company’s outside auditor, and who worked on the Company’s audit.

Vote Required
Directors are elected by a plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. The nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named above. If you do not vote for a particular nominee, or if you withhold authority for one or all nominees, your vote will not count either “for” or “against” the nominee, although it will be counted for purposes of determining whether there is a quorum. Broker non-votes will have the same effect as votes “AGAINST” this proposal. If any director-nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies which would have otherwise been voted for that director nominee may be voted for a substitute director nominee selected by our Board of Directors.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE ABOVE-IDENTIFIED DIRECTOR-NOMINEES.

PROPOSAL 2
ACCOUNTANT PROPOSAL
Our Board of Directors has appointed the firm Plante & Moran, PLLC (“Plante & Moran”), Denver, Colorado, to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2021. While our Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm, our Board is requesting that the stockholders ratify this appointment. If the stockholders ratify this appointment, our Board, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it believes that doing so would be in the best interests of our stockholders. If the stockholders do not ratify this appointment, our Board may reconsider, but might not change, its appointment. A representative of Plante & Moran will be in attendance virtually at the Annual Stockholders’ Meeting.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
The aggregate fees billed by Plante & Moran for professional services rendered to us for the years ended June 30, 2021 and 2020 are set forth in the table below.
	FISCAL 2021	FISCAL 2020
Audit fees(1)	$175,500	$142,000
Tax fees(2)	38,100	12,000
Total	$213,600	$154,000

(1)
Audit fees represent amounts billed for professional services rendered for the audit of our annual financial statements, the reviews of the financial statements included in our quarterly reports on Form 10-Q, and reviews of any other SEC filings.

(2)
Tax fees consist of fees billed for professional services for tax compliance, tax planning and tax advice. These services include assistance regarding federal and state tax compliance.

Pre-Approval Policy
Our Audit Committee endeavors to approve in advance all services provided by our independent registered public accounting firm. All services provided by of our independent registered public accounting firm for the fiscal years ended June 30, 2021 and 2020 were pre-approved by the Audit Committee or the Board of Directors.
REPORT OF THE AUDIT COMMITTEE
The Audit Committee has reviewed and discussed Rezolute’s audited financial statements for fiscal years ended June 30, 2021 and June 30, 2020 with Rezolute’s management.
The Audit Committee has discussed with Rezolute’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. l, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.
In addition, the Board of Directors received the written disclosures and the letter from the Company’s independent auditors required by applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent auditors its independence from the Company and its management.

Based on such review and discussions, the Board of Directors approved the audited financial statements that are included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2021 for filing with the SEC.
Respectfully submitted,
Mr. Labrucherie, Chairman
Mr. Fauchet
Dr. Hogenhuis
Vote Required
The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the appointment of Plante & Moran as the Company’s independent registered public accounting firm for fiscal 2022. Brokers have discretion to vote uninstructed shares with respect to this proposal. Accordingly, broker non-votes will not occur with respect to this proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF PLANTE & MORAN AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2022.

PROPOSAL 3
SHARE INCREASE PROPOSAL
General
At this Annual Meeting, we are asking our stockholders to approve an increase to the number of authorized shares of the Company’s common stock from 40,000,000 shares to 100,000,000 shares. A copy of the proposed amendment is set forth in Appendix A to this proxy statement.
Authorized and Outstanding Capital Stock
As of May 5, 2022, we had 40,400,000 authorized shares of capital stock, consisting of (i) 40,000,000 shares designated as common stock, $0.001 of which 33,582,831 shares were issued and outstanding, and (ii) 400,000 shares of Preferred Stock, $0.001 par value per share, of which no shares were issued and outstanding.
Background and Purpose of Share Increase Proposal
On May 1, 2022, the Company entered into, an underwriting agreement with Jefferies, LLC, as representative of the underwriters listed therein, relating to the issuance and sale in an underwritten registered direct offering (the “Registered Direct Offering”) by the Company of an aggregate of (i) 18,026,315 shares of the Company’s common stock, (ii) Class A pre-funded warrants to purchase 1,973,684 shares of common stock, and (iii) 10,947,371 Class B pre-funded warrants (the “Class B Warrants”) to purchase shares of common stock (the “Class B Warrant Shares”). The Registered Direct Offering closed on May 4, 2022.
Concurrently, on May 1, 2022 the Company entered into, a placement agency agreement with Jefferies, LLC, as placement agent, and a securities purchase agreement with certain purchasers affiliated with Handok relating to a private placement, (the “Private Placement” and collectively with the Registered Direct Offering, the “Offerings”) pursuant to which the Company agreed to sell to 3,263,157 Class C warrants (the “Class C Warrants” and together with the Class B Warrants, the “Warrants”) to purchase shares of common stock (the “Class C Warrant Shares” and collectively with the Class B Warrant Shares, the “Warrant Shares”). The Private Placement is expected to close following this Annual Meeting. The Warrants will only be exercisable into common stock upon receipt of stockholder approval of an increase in the authorized shares of our common stock, which we are first seeking to at this Annual Meeting (the “Stockholder Approval”).
The aggregate number of Warrant Shares that may be issued upon obtaining the Stockholder Approval and exercise of the Warrants is 14,210,528.
As soon as practicable following the closing, the Company is required to hold an annual meeting of stockholders for the purpose of obtaining the Stockholder Approval. The Company must use its best efforts to hold the stockholder meeting no later than June 30, 2022, obtain the Stockholder Approval and cause the Board of Directors to recommend to the stockholders that they approve such matter. If the Stockholder Approval is not effected on or prior to June 30, 2022, the Company must cause an additional stockholder meeting to be held every three months thereafter until stockholder approval is obtained. If we do not obtain the Stockholder Approval by June 30, 2022, we are required to pay liquidated damages of 2.0% of the aggregate purchase price paid by each holder of Class B Warrants and Class C Warrants if then outstanding. For any subsequent failure to obtain stockholder approval, we are required to pay an additional 2.0% as liquidated damages.
The Board believes it is in the best interests of the Company and our stockholders to increase the number of authorized shares of common stock to provide for the Stockholder Approval and provide authorization for the issuance of the Warrant Shares. In addition, the Company is seeking a sufficient number of additional shares of common stock to give the Company greater flexibility in considering and planning for future potential business needs. The Company has no definitive plan, arrangement, or understanding to issue the additional shares of common stock other than the Warrant Shares and shares that may be issued pursuant to our equity incentive plans. The additional shares of common stock will be available for issuance by the Board for various corporate purposes, including but not limited to, grants under employee stock plans, financings, potential strategic transactions, including mergers, acquisitions, strategic partnerships, joint ventures, divestitures, business combinations, as well as other general corporate transactions. We will need to raise substantial additional funding to, among other things, fund our operations, conduct and/or complete clinical trials, make future milestone payments, and satisfy any of our other current or future obligations. Without an increase in the number of authorized shares of common stock, the Company may be constrained in its ability to raise capital in a timely fashion or at all and may lose important business opportunities, which could adversely affect our financial performance and growth.
Effects of the Amendment
The increase will not have any effect on the authorized or outstanding shares of preferred stock, nor will the increase have any effect on any outstanding equity incentive awards or warrants to purchase our common stock.
The issuance in the future of additional authorized shares of common stock may have the effect of diluting the earnings or loss per share and book value per share, as well as the ownership and voting rights of the holders of our then-outstanding shares of common stock.
Possible Anti-Takeover Implications of the Authorized Share Increase
We have no intent or plan to employ the additional unissued authorized shares as an anti-takeover device. The increase in the authorized shares of common stock is not being recommended by our Board as part of an anti-takeover strategy. As indicated above, the purpose of the increase in our authorized shares of common stock is to ensure that we have sufficient authorized common stock to, among other things, provide flexibility to consummate future equity financings and other corporate opportunities, as well as for future equity awards. However, our authorized but unissued shares of common stock and preferred stock could (within the limits imposed by applicable law and regulation) be issued in one or more transactions that could make a change of control more difficult and therefore more unlikely.
The purpose of the Share Increase Proposal is not in response to any effort known to our Board to accumulate common stock or to obtain control of our Company by means of a merger, tender offer or solicitation in opposition to management. Further, our Board of Directors does not currently contemplate recommending the adoption of any other amendments or other arrangement that could be construed as limiting the ability of third parties to consummate a takeover or effect a change of control. Although this proposal to increase the authorized number of shares of common stock has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that approval of this proposal could facilitate future efforts by our Company to oppose changes in control of our Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then-current market prices and perpetuate our Company’s management. The Company does not have any current plans to issue the additional shares of common stock if this Share Increase Proposal is approved.
An increase in the number of authorized but unissued shares of common stock may have a potential anti-takeover effect, as our ability to issue additional shares could be used to thwart persons, or otherwise dilute the stock ownership of stockholders, seeking to control our Company.
What vote is required to approve the Share Increase Proposal?
The affirmative vote of the holders of a majority of the shares of common stock issued and outstanding will be required to approve the Share Increase Proposal. Broker non-votes and abstentions will have the same effect as votes “AGAINST” this proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE SHARE INCREASE PROPOSAL.

PROPOSAL 4
2021 EQUITY PLAN AMENDMENT PROPOSAL
Background and Purpose
On May 26, 2021, our stockholders approved the Rezolute, Inc. 2021 Stock Incentive Plan effective May 31, 2021 (the “2021 Equity Plan”). The purpose of the 2021 Equity Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, directors, consultants and independent contractors capable of assuring the future success of the Company, by providing such persons with opportunities for stock ownership in the Company and to offer such persons incentives to put forth maximum effort for the success of the Company’s business.
Our Board has unanimously adopted and is submitting for stockholder approval an amendment to increase the number of shares covered by, and reserved for issuance under, the 2021 Equity Plan by 9,500,000 shares of common stock resulting (if such increase is authorized by the stockholders) in the aggregate 10,700,000 shares authorized for issuance under the 2021 Equity Plan (the “2021 Equity Plan Amendment”). Such amendment will enable the Company to make grants under the Plan to directors, employees (including officers), independent contractors, and other persons who provide services to us.
The Compensation Committee (for purposes of this summary, the “Committee”) administers the 2021 Equity Plan. The following discussion and summary of the material terms of the 2021 Equity Plan is qualified in its entirety by reference to the full text of the 2021 Equity Plan, which is set forth in Appendix B to this proxy statement.
Determination of Number of Shares for the 2021 Equity Plan Amendment
The Board has reviewed the number of shares covered by, and reserved for issuance under, the 2021 Equity Plan, and has determined that it is appropriate to increase the number of shares of common stock authorized for issuance under the 2021 Equity Plan. In setting the number of shares authorized under the 2021 Equity Plan Amendment for which stockholder approval is being sought, the Committee and the Board considered, among other factors, the historical amounts of equity awards granted by the Company and the potential future grants over the next several years. Under the 2021 Equity Plan, the aggregate number of shares of the Company’s common stock that was authorized for issuance was 1,200,000 shares. As of May 5, 2022, 120,234 shares of our common stock remain available for future grants under the 2021 Equity Plan and 1,079,766 shares of our common stock are subject to currently outstanding awards.
Since approval of the 2021 Equity Plan, the Company has raised a significant amount of capital in offerings in October 2021 and May 2022. At the time we requested approval of the 2021 Equity Plan, there were 8,352,277 shares of common stock outstanding. As of May 5, 2022, there are 33,582,831 shares outstanding. In addition, as of May 5, 2022, there are 14,582,516 pre-funded warrants outstanding, which the Company views as fully paid and includes in earnings per share calculations. With the increase in shares requested, the shares remaining available for issuance under the 2021 Equity Plan would be 9,620,234 shares, which represents 28.6% of our outstanding shares of common stock, but only 20.0% including the pre-funded warrants, and 19.5% of our fully-diluted shares outstanding.
The Compensation Committee has historically granted long-term equity incentive awards to all employees to, among other things, align our employees’ interests with those of our stockholders. We believe that employees with a stake in the future success of our business are highly motivated to achieve long-term growth and are well-aligned with the interests of our other stockholders to increase stockholder value.
Our Board believes that the increase in the share reserve is necessary to assure that a sufficient reserve of common stock is available for issuance to make competitive grants through at least 2023. We rely significantly on equity incentives in order to attract, incentivize, and retain employees, consultants, and non-employee directors, and we believe that such equity incentives are necessary for us to remain competitive in the marketplace for executive talent and for other key individuals.

New Plan Benefits
The number and types of new awards that will be granted under the 2021 Equity Plan in the future are not determinable at this time, as the Committee will make these determinations in its discretion, subject to the terms of the 2021 Equity Plan.
Description of 2021 Equity Plan
Administration.   The Committee will administer the 2021 Equity Plan and will have full power and authority to determine when and to whom awards will be granted, and the type, amount and other terms and conditions of each award, consistent with the provisions of the 2021 Equity Plan. Subject to the provisions of the 2021 Equity Plan, the Committee may amend the terms of, or accelerate the exercisability of, an outstanding award. The Committee will have authority to interpret the 2021 Equity Plan and establish rules and regulations for the administration of the 2021 Equity Plan.
The Committee may delegate its powers under the 2021 Equity Plan to the Chief Executive Officer and/or one or more executive officers, subject to the requirements of applicable law and exchange requirements. However, such delegated officers will not be permitted to grant awards to any members of the Board or executive officers who are subject to Section 16 of the Exchange Act.
Eligibility.   Any employee, officer, director, consultant or independent contractor providing services to Rezolute, Inc. or an affiliate, or any person to whom an offer of employment or engagement has been made, and who is selected by the Committee to participate, is eligible to receive an award under the 2021 Equity Plan. The number of persons eligible to participate as of May 5, 2022 (the record date for the meeting) is estimated to be approximately 40 employees, officers and consultants as a class. Historically, the Committee has not granted awards to more than approximately 35 employees in any single fiscal year.
Shares Available for Awards.   The aggregate number of shares that may be issued under all stock-based awards made under the 2021 Equity Plan as amended pursuant to this proposal will be 10,700,000 shares. If awards issued under the 2021 Equity Plan expire or otherwise terminate without being exercised or settled, the shares of common stock not acquired pursuant to such awards again become available for issuance under the 2021 Equity Plan. However, under the share counting provisions of the 2021 Equity Plan, the following classifications of shares will not again be available for issuance: (i) shares unissued due to a “net exercise” of a stock option, (ii) any shares withheld or shares tendered to satisfy tax withholding obligations under any award, (iii) shares covered by a SAR that is not settled in shares upon exercise and (iv) shares repurchased using stock option exercise proceeds.
The Committee can adjust the number of shares and share limits described above in the case of a stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-off, repurchase or exchange of shares, or other similar corporate transaction where such an adjustment is necessary to prevent dilution or enlargement of the benefits available under the 2021 Equity Plan. Any adjustment determination made by the Committee shall be final, binding and conclusive.
Type of Awards and Terms and Conditions.   The 2021 Equity Plan provides that the Committee may grant awards to eligible participants in any of the following forms, subject to such terms, conditions and provisions as the Committee may determine to be necessary or desirable:
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stock options, including both incentive stock options (“ISOs”) and non-qualified stock options (together with ISOs, “options”);

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stock appreciation rights (“SARs”);

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restricted stock;

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restricted stock units;

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dividend equivalent rights; and

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other stock-based awards.

The Committee will have the right to make the timing of the grant and/or the issuance, ability to retain, vesting, exercise and/or settlement of awards subject to completion of a minimum period of service, achievement of one or more performance goals or both as deemed appropriate by the Committee; provided, that a maximum of five percent of the aggregate number of shares available for issuance under the 2021 Equity Plan may be issued with the terms providing for a right of exercise or a lapse on any vesting condition earlier than a date that is at least one year following the date of grant (or, in the case of vesting based upon performance-based objectives, exercise and vesting restrictions cannot lapse earlier than the one-year anniversary, measured from the commencement of the period over which performance is evaluated).
1.
Options and SARs.   The holder of an option is entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Committee. The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date) of a specified number of shares of our common stock over the grant price of the SAR. Except for the exercise price of the option, we would receive no consideration for options or SARs granted under the 2021 Equity Plan, other than the services rendered by the holder in his or her capacity as an employee, officer, director, consultant or independent contractor of the Company.

Exercise Price.   The exercise price per share of an option or SAR will in no event be less than 100% of the fair market value per share of our common stock underlying the award on the date of grant, unless such award is granted in substitution for an option or SAR previously granted by a merged or acquired entity. Without the approval of stockholders, we will not amend or replace previously granted options or SARs in a transaction that constitutes a “repricing” as defined in the 2021 Equity Plan.
Vesting.   The Committee has the discretion to determine when and under what circumstances an option or SAR will vest, subject to minimum vesting provisions described above.
Exercise.   The Committee has the discretion to determine the method or methods by which an option or SAR may be exercised, which methods may include a net exercise. The Committee is not authorized under the 2021 Equity Plan to accept a promissory note as consideration.
Expiration.   Options and SARs will expire at such time as the Committee determines; provided, however, that no option or SAR may be exercised more than ten years from the date of grant. Furthermore, notwithstanding the foregoing, in the case of an ISO granted to a 10% stockholder, the option may not be exercised more than five years from the date of grant.
2.
Restricted Stock and Restricted Stock Units.   The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Committee for a specified time period determined by the Committee. The holder of restricted stock units will have the right, subject to restrictions imposed by the Committee, to receive shares of our common stock at some future date determined by the Committee. The grant, issuance, retention, vesting and/or settlement of restricted stock and restricted stock units will occur at such times and in such installments as are determined by the Committee, subject to the minimum vesting provisions described above.

3.
Dividend Equivalents.   The holder of a dividend equivalent will be entitled to receive payments (in cash or shares of our common stock) equivalent to the amount of cash dividends paid by the Company to stockholders with respect to the number of shares determined by the Committee. Dividend equivalents will be subject to other terms and conditions determined by the Committee, but the Committee may not (i) grant dividend equivalents in connection with options or SARs or (ii) pay a dividend equivalent with respect to a share underlying an award prior to the date on which all conditions or restrictions on such share have been satisfied or lapsed.

4.
Other Stock-Based Awards.   The Committee is also authorized to grant other types of awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of our common stock, subject to terms and conditions determined by the Committee and the limitations in the 2021 Equity Plan. No such stock-based awards will contain a purchase right or an option-like exercise feature.

Termination and Amendment.   The 2021 Equity Plan has a term of ten years expiring on May 31, 2031, unless terminated earlier by the Board. The Board may from time to time amend, suspend or terminate the 2021 Equity Plan. No amendment or modification of the 2021 Equity Plan may be made that would adversely affect any outstanding award without the consent of the participant or the current holder of the award (except in the case of a corporate transaction as described below). Amendments to the 2021 Equity Plan must be approved by the stockholders, if required under the listing requirements of the Nasdaq Capital Market or any other securities exchange applicable to the Company, or if the amendment would (i) increase the number of shares authorized under the 2021 Equity Plan, (ii) permit a repricing of options or SARs, (iii) permit the award of options or SARs with an exercise price less than 100% of the fair market value of a share on the date of grant, (iv) increase the maximum term of options or SARs, or (v) increase the annual per-person share limits under the 2021 Equity Plan.
Effect of Corporate Transaction.   Awards under the 2021 Equity Plan are generally subject to special provisions upon the occurrence of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of shares, or any other similar corporate transaction or event involving the Company. In the event of such a corporate transaction, the Committee or the Board may provide for any of the following to be effective upon the occurrence of the event (or effective immediately prior to the consummation of such event, provided the event is consummated):
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termination of any award, whether vested or not, in exchange for an amount of cash and/or other property equal to the amount that would have been attained upon exercise of the award or the realization of the participant’s rights under the award. Awards may be terminated without payment if the Committee or Board determines that no amount is realizable under the award as of the time of the transaction;

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replacement of any award with other rights or property selected by the Committee or the Board, in its sole discretion;

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the assumption of any award by the successor or survivor entity (or its parent or subsidiary) or the arrangement for the substitution for similar awards covering the stock of such successor entity with appropriate adjustments as to the number and kind of shares and prices;

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require that any award shall become exercisable or payable or fully vested, notwithstanding anything to the contrary in the applicable award agreement; or

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require that the award cannot vest, be exercised or become payable until after a future date, which may be the effective date of the corporate transaction.

Limited Transferability of Awards.   Generally, no award or other right or interest of a participant under the 2021 Equity Plan (other than fully vested and unrestricted shares issued pursuant to an award) shall be transferable by a participant other than by will or by the laws of descent and distribution, and no right or award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance shall be void and unenforceable against the Company or any affiliates. However, the Committee may allow transfer of an award to family members for no value, and such transfer shall comply with the General Instructions to Form S-8 under the Securities Act of 1933, as amended. The Committee may establish procedures to allow a named beneficiary to exercise the rights of the participant and receive any property distributable with respect to any award upon the participant’s death.
Federal Income Tax Consequences
Grant of Options and SARs.   The grant of a stock option or SAR is not expected to result in any taxable income to the recipient.
Exercise of Options and SARs.   Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of the Company’s common stock acquired on the date of exercise over the exercise price, and we generally will be entitled at that time to an income tax deduction for the same amount. The holder of an ISO generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of our common stock received are taxable to the recipient as ordinary income and generally are deductible by us.
Disposition of Shares Acquired Upon Exercise of Options and SARs.   The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an ISO or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under an option or SAR, except that the Company may be entitled to an income tax deduction in the case of the disposition of shares acquired under an ISO, if the disposition occurs before the applicable ISO holding periods set forth in the Internal Revenue Code have been satisfied.
Awards Other than Options and SARs.   If an award is payable in shares of our common stock that are subject to substantial risk of forfeiture, unless a special election is made by the holder of the award under the Internal Revenue Code, the holder must recognize ordinary income equal to the excess of: (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount. As to other awards granted under the 2021 Equity Plan that are payable either in cash or shares of our common stock not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to: (a) the amount of cash received or, as applicable, (b) the excess of (i) the fair market value of the shares received (determined as of the date such shares are received) over (ii) the amount (if any) paid for the shares by the holder of the award.
Income Tax Deduction.   Subject to the usual rules concerning reasonable compensation, including our obligation to withhold or otherwise collect certain income and payroll taxes, we generally will be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the 2021 Equity Plan. However, Section 162(m) of the Code prohibits publicly held corporations from deducting more than $1 million per year in compensation paid to certain named executive officers. The Tax Cuts and Jobs Act (the “Act”), which was signed into law at the end of 2017, made significant changes to the deduction limit under Section 162(m), which are effective for taxable years beginning on and after January 1, 2018. The Act eliminated the exception to the deduction limit for qualified performance-based compensation and broadens the application of the deduction limit to certain current and former executive officers who previously were exempt from such limit. Therefore, compensation paid to a covered executive under the 2021 Equity Plan in excess of $1 million generally will not be deductible.
Special Rules for Executive Officers Subject to Section 16 of the Exchange Act.   Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Internal Revenue Code, shares received through the exercise or settlement of an award may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of our income tax deduction will be determined as of the end of that period.
Section 409A of the Internal Revenue Code.   The Committee intends to administer and interpret the 2021 Equity Plan and all award agreements in a manner consistent to satisfy the requirements of Section 409A of the Internal Revenue Code to avoid any adverse tax results thereunder to a holder of an award.
Equity Compensation Plan Information
The following table displays equity compensation plan information as of May 5, 2022 and June 30, 2021:
		As of May 5, 2022			As of June 30, 2021
	Plan Termination Date	Shares to be Issued Upon Exercise of Outstanding Options:		Securities Available For Future Issuance	Shares to be Issued Upon Exercise of Outstanding Options:		Securities Available For Future Issuance
		Number of Shares	Weighted Average Exercise Price		Number of Shares	Weighted Average Exercise Price
Equity compensation plans approved by security holders:
2014 Stock and Incentive Plan		—	—	—	1,999	$92.05	—
2015 Non-Qualified Stock Option Plan	February 23, 2020	36,400	$50.73	—	50,900	40.85	—
2016 Non-Qualified Stock Option Plan	October 31, 2021	260,400	22.63	—	326,612	21.98	—
2021 Equity Incentive Plan	March 31, 2030	1,079,766	9.71	120,234	705,000	12.28	495,000
Equity compensation plans not approved by security holders:
2019 Non Qualified Stock Option Plan	July 31, 2029	200,000	14.50	—	200,000	14.50	—

		As of May 5, 2022			As of June 30, 2021
	Plan Termination Date	Shares to be Issued Upon Exercise of Outstanding Options:		Securities Available For Future Issuance	Shares to be Issued Upon Exercise of Outstanding Options:		Securities Available For Future Issuance
		Number of Shares	Weighted Average Exercise Price		Number of Shares	Weighted Average Exercise Price
Total		1,576,566	13.40	120,234	1,284,511	16.35	495,000

Vote Required and Recommendation
The affirmative vote of the majority of the shares of our common stock present in person or by proxy and entitled to vote at the Annual Meeting is required for the approval of the 2021 Equity Plan Amendment. Abstentions will have no effect on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE 2021 EQUITY PLAN AMENDMENT PROPOSAL.

PROPOSAL 5
2022 ESPP PROPOSAL
Stockholders are being asked to approve the 2022 Employee Stock Purchase Plan (the “2022 ESPP”). The purpose of the 2022 ESPP is to provide employees with an opportunity to purchase shares of the Company’s common stock through accumulated payroll deductions. Encouraging employees to acquire equity ownership in the Company assures a closer alignment of the interests of participating employees with those of our stockholders. The approval of the 2022 ESPP will enable the Company to continue to use the 2022 ESPP as a valuable tool for attracting and retaining key personnel. As of May 5, 2022, approximately 40 employees would be eligible to participate in the 2022 ESPP, including our executive officers. The Board believes that grants of the options permitted under the 2022 ESPP are vital to the Company’s ability to attract and retain skilled individuals in the highly competitive labor markets in which the Company competes.
The Board of Directors approved the Employee Stock Purchase Plan on May 13, 2022.
Description of the 2022 Employee Stock Purchase Plan
The following is a summary of the principal features of the 2022 ESPP and its operation. The summary is qualified in its entirety by reference to the 2022 ESPP itself, which is set forth in Appendix C.
Shares Available for Issuance.   If the stockholders approve this proposal, the maximum number of shares of common stock which will be made available for sale under the 2022 ESPP will be 500,000 shares. On the record date, the closing price of our common stock on Nasdaq was $3.70 per share.
Administration.   The Board of Directors or a committee appointed by the Board of Directors (referred to herein as the “Administrator”) administers the 2022 ESPP. Currently, the authority of the Administrator has been delegated to the Compensation Committee. The Administrator has full and exclusive discretionary authority to determine the terms of any offering, to designate from time to time which subsidiaries of the Company shall be eligible to participate in the 2022 ESPP, to construe, interpret and apply the terms of the 2022 ESPP, to determine eligibility and to adjudicate all disputed claims filed under the 2022 ESPP, to adopt rules and procedures for the administration of the 2022 ESPP, to adopt such procedures and sub-plans as necessary or appropriate to permit participation in the 2022 ESPP by employees who are foreign nationals or employed outside the United States, and exercise such other powers as it deems necessary in promoting the best interests of the Company and its subsidiaries and carrying out the intent of the 2022 ESPP. The Administrator’s findings, decisions, and determinations are final and binding upon all parties.
Eligibility.   Each employee of the Company or employee of the Company’s designated subsidiaries who is a common law employee and whose customary employment with the Company or one of its designated subsidiaries is at least 20 hours per week and more than five months in a calendar year is eligible to participate in the 2022 ESPP; except that no employee will be granted an option under the 2022 ESPP (i) to the extent that, immediately after the grant, such employee would own 5% or more of the total combined voting power of all classes of the Company’s capital stock or the capital stock of one of its designated subsidiaries, or (ii) to the extent that his or her rights to purchase stock under all of the Company’s employee stock purchase plans accrues at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year. Before the beginning of each offering period, the Administrator may designate (on a uniform and nondiscriminatory basis) certain categories of employees as eligible or ineligible to participate in the offering, including those (i) whose customary employment is less than (a) 20 hours per week or (b) five months in a calendar year or (ii) who are highly compensated employees.
Offering Period.   The 2022 ESPP has consecutive offering periods that begin approximately every six months commencing on the first trading day on or after July 1 and terminating on the last trading day of the offering period ending on December 31 and commencing on the first trading day on or after January 1 and terminating on the last trading day of the offering period ending on June 30. The Administrator has the power to change the commencement date and/or the duration of future offering periods without stockholder approval if such change is announced prior to the scheduled beginning of the first offering period to be affected, provided that no offering period shall exceed 27 months. If the 2022 ESPP is approved, the first offering period will commence at the earliest on the first day Nasdaq is open on or after November 1, 2022, and will end the last day Nasdaq is open on or before December 31, 2022.

Participation.   To participate in the 2022 ESPP, an eligible employee must authorize payroll deductions pursuant to the 2022 ESPP. Such payroll deductions may not exceed 30% of a participant’s compensation on each pay day during the offering period; provided, however, that should a payday occur on an exercise date, a participant will have the payroll deductions made on such day applied to his or her account under the subsequent offering period. An employee’s subscription agreement will remain in effect for successive offering periods until the employee withdraws from the 2022 ESPP or the employee’s employment with the Company or one of its designated subsidiaries terminates. At the beginning of each offering period, each participant automatically is granted an option to purchase shares of the Company’s common stock. The option expires at the end of the offering period or upon termination of employment, whichever is earlier, but is exercised at the end of each offering period to the extent of the payroll deductions accumulated during such offering period. Unless the Administrator determines otherwise, participants may not increase or decrease the rate of their payroll deductions during an offering period, other than a decrease due to a discontinuance of participation.
Purchase Price.   The purchase price of shares of the Company’s common stock under the 2022 ESPP will be determined by the Administrator on a uniform and nondiscriminatory basis prior to an offering date, subject to compliance with Section 423 of the Code. Unless and until the Administrator determines otherwise, the purchase price will be equal to 85% of the fair market value of the Company’s common stock on the first day of the offering period or the last day of the offering period, whichever is lower. The fair market value of the Company’s common stock on any relevant date will be the closing price per share as reported on Nasdaq on such date or, if such market is not open for trading on such date, on the most recent preceding date when such market is open for trading.
Payment of Purchase Price.   The number of shares of the Company’s common stock that a participant may purchase in each offering period will be determined by dividing the total amount of payroll deductions withheld from the participant’s compensation during that offering period by the purchase price; provided, however, that a participant may not purchase more than 5,000 shares during each offering period (or such other number as the Administrator may designate in its discretion for any future offering).
Payroll Deductions.   All payroll deductions made for a participant are credited to the participant’s bookkeeping account under the 2022 ESPP, are withheld in whole percentages only not to exceed 30% of the employee’s compensation which he or she receives on pay day, and are included with the Company’s general funds. Funds received by the Company pursuant to exercises under the 2022 ESPP are used for general corporate purposes. A participant may not make any additional payments into his or her account.
Option Exercise.   Unless a participant withdraws from the 2022 ESPP or an employee’s employment terminates with the Company or its designated subsidiary, a participant’s option for the purchase of shares is exercised automatically on each exercise date, and the maximum number of full shares subject to the option will be purchased for the participant at the applicable purchase price with his or her accumulated payroll deduction. No fractional shares may be purchased and any accumulated payroll deductions not sufficient to purchase a full share is retained in the participant’s account for the subsequent offering period. Any funds left over in a participant’s account after the purchase date due to such funds exceeding the price of shares available to the participant as a result of certain limitations set forth in the 2022 ESPP will be returned to the participant. During a participant’s lifetime, a participant’s option to purchase shares is exercisable only by him or her.
If the Administrator determines that, on a given exercise date, the number of shares of common stock with respect to which options are to be exercised may exceed (i) the number of shares of common stock that were available for sale under the 2022 ESPP on the offering date of the applicable offering period, or (ii) the number of shares of common stock available for sale under the 2022 ESPP on such exercise date, the Administrator may in its sole discretion provide that the Company will make a pro rata allocation of the shares of common stock available for purchase on such offering date or exercise date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to purchase common stock on such exercise date, and either (x) continue all offering periods then in effect or (y) terminate any or all offering periods then in effect. The Company may make a pro rata allocation of the shares available on the offering date of any applicable offering period, notwithstanding any authorization of additional shares for issuance under the 2022 ESPP by the stockholders subsequent to such offering date.

Withdrawal; Termination of Employment.   A participant may generally withdraw all, but not less than all, of the payroll deductions credited to his or her account and not yet used to exercise his or her option under the 2022 ESPP at any time by submitting written notice to the Company’s payroll office or by following an electronic or other withdrawal procedure prescribed by the Administrator. All of the participant’s payroll deductions credited to his or her account will be paid as promptly as practicable after receipt of notice of withdrawal, the participant’s option for the offering period will be automatically terminated, and no further payroll deductions will be made for the offering period. If a participant withdraws from an offering period, payroll deductions will not resume at the beginning of the succeeding offering period unless the participant re-enrolls in the 2022 ESPP. A participant’s withdrawal from an offering period will not have any effect upon his or her eligibility to participate in any similar plan which may be adopted by the Board of Directors or in succeeding offering periods. If a participant fails to remain as an employee of the Company or its designated subsidiary, or ceases to meet the 2022 ESPP eligibility requirements, he or she is deemed to have withdrawn from the 2022 ESPP and payroll deductions credited to such participant’s account but not yet used will be returned to such participant.
Changes in Capitalization.   In the event that any dividend or other distribution (whether in the form of cash, common stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of common stock or other of the Company’s securities, or other change in the Company’s corporate structure affecting the common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2022 ESPP, then the Administrator will, in such manner as it may deem equitable, adjust the number and class of common stock which may be delivered under the 2022 ESPP, the purchase price per share and the number of shares of common stock covered by each option under the 2022 ESPP which has not yet been exercised, and the maximum number of shares a participant can purchase during an offering period.
Dissolution or Liquidation.   In the event of the proposed dissolution or liquidation of the Company, the Administrator will shorten any offering periods then in progress by setting a new exercise date and any offering periods will end on the new exercise date. The new exercise date will be prior to the dissolution or liquidation. If the Administrator shortens any offering periods then in progress, the Administrator will notify each participant in writing, at least ten business days prior to the new exercise date, that the exercise date has been changed to the new exercise date and that the option will be exercised automatically on the new exercise date, unless the participant has already withdrawn from the offering period.
Change in Control.   In the event of a merger or “change in control,” as defined in the 2022 ESPP, each outstanding option under the 2022 ESPP will be assumed or an equivalent option or right will be substituted by the successor corporation or a parent or subsidiary of the successor corporation (including a right to receive the same consideration paid to the stockholders in the merger or change in control). In the event the successor corporation refuses to assume or substitute for the options, the Administrator will shorten any offering periods then in progress by setting a new exercise date and any offering periods will end on the new exercise date. The new exercise date will be prior to the merger or change in control. If the Administrator shortens any offering periods then in progress, the Administrator will notify each participant in writing prior to the new exercise date, that the exercise date has been changed to the new exercise date and that the option will be exercised automatically on the new exercise date, unless the participant has already withdrawn from the offering period.
Amendment or Termination.   The Administrator may, in its sole discretion and at any time and for any reason, amend, suspend or terminate the 2022 ESPP. If the 2022 ESPP is terminated, the Administrator, in its discretion, may elect to terminate all outstanding offering periods either immediately or upon completion of the purchase of shares of common stock on the next exercise date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit offering periods to expire in accordance with their terms (and subject to any adjustments). If the offering periods are terminated prior to expiration, all amounts then credited to participants’ accounts which have not been used to purchase shares of common stock will be returned to the participants (without interest, except as otherwise required under local laws) as soon as administratively practicable.
Without stockholder approval and without limiting the foregoing, the Administrator is entitled to: (i) change the offering periods; (ii) limit the frequency and/or number of changes in the amount withheld during an offering period; (iii) establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars; (iv) permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections; (v) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of common stock for each participant properly correspond with amounts withheld from the participant’s compensation; and (vi) establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the 2022 ESPP.
In the event the Administrator determines that the ongoing operation of the 2022 ESPP may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and without stockholder approval or the consent of any participant, and, to the extent necessary or desirable, modify, amend or terminate the 2022 ESPP to reduce or eliminate such accounting consequences, including but not limited to: (i) amending the 2022 ESPP to conform with the safe harbor definition under FASB ASC ¶718-50-25-1, including with respect to an offering period underway at the time; (ii) altering the purchase price for any offering period including an offering period underway at the time of the change in purchase price; (iii) shortening any offering period by setting a new exercise date or terminating any outstanding offering period and returning contributions made through such date to participant, including an offering period underway at the time of the Administrator action; (iv) allocating shares; (v) reducing the maximum percentage of compensation a participant may elect to set aside as payroll deductions; and (vi) reducing the maximum number of shares of common stock a participant may purchase during any offering period.
Certain Federal Tax Aspects
The following brief summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the 2022 ESPP does not purport to be complete, and does not discuss the tax consequences of a participant’s death or the income tax laws of any state or foreign country in which the participant may reside.
The 2022 ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code of 1986. Under these provisions, no income will be taxable to a participant until the shares purchased under the 2022 ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the applicable offering period and one year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares as of the first date of the applicable offering period. Any additional gain will be treated as long term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long term or short-term capital gain or loss, depending on how long the shares have been held from the date of purchase.
The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.
THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY UNDER THE 2022 ESPP. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.
New Plan Benefits and Additional Information
Because benefits under the 2022 ESPP will depend on employees’ elections to participate and the fair market value of the Company’s common stock at various future dates, it is not possible to determine the benefits that will be received by employees if the 2022 ESPP is approved by the stockholders. Non-employee Directors and consultants are not eligible to participate in the 2022 ESPP. Benefits under the 2022 ESPP would be in addition to those provided under the Company’s 2021 Equity Plan. See the discussion under “Equity Compensation Plan Information” above for additional information regarding the Company’s 2021 Equity Plan.
Vote Required and Recommendation
The affirmative vote of the majority of the shares of our common stock present in person or by proxy and entitled to vote at the Annual Meeting is required for the approval of the 2022 ESPP. Abstentions will have no effect on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADOPTION OF THE 2022 ESPP PROPOSAL.

PROPOSAL 6
NASDAQ PROPOSAL
Background of the Offering
At a Board meeting held on April 21, 2022, the Board met with representatives of Jefferies LLC (the “Representative”), and considered and discussed potential financing opportunities including, but not limited to, public offerings, private offerings and other financing options, presented by management. After the presentation by the Representative, the Board, in an executive session, discussed the desirability, timing, potential underwriters and investors, and the use of proceeds from any potential public or private offering. All members of the Company’s Board approved the selection of the Representative as representative or placement agent for an offering of up to $130 million in shares and pre-funded warrants, to be achieved through one or more public or private offerings and approved the Company entering into an underwriting agreement, placement agency agreement, securities purchase agreement, registration rights agreement, or such similar agreements as may be necessary to effect the offerings.
Concurrently with the Registered Direct Offering described in the Share Increase Proposal above, on May 1, 2022, the Company entered into, a placement agency agreement with Jefferies, LLC, as placement agent, and a Securities Purchase Agreement with Handok and certain affiliated purchasers relating to a private placement (the “Private Placement Offering”), pursuant to which the Company agreed to sell to the purchasers 3,263,157 Class C Warrants (the “Class C Warrants”) to purchase shares of common stock (the “Class C Warrant Shares”), at a purchase price of $3.799 per Class C Warrant, which represents the per share public offering price for the Registered Direct Shares in the Registered Direct Offering less the $0.001 per share exercise price for each Class C Warrant. The Private Placement Offering has not closed but is expected to close in May 2022. The Class C Warrants offered in the Private Placement Offering have an exercise price of $0.001 per share. Stockholder approval is not otherwise required under relevant state or federal law.
Reasons for Seeking Stockholder Approval
As a result of being listed for trading on the Nasdaq Capital Market, issuances of our common stock are subject to the Nasdaq Stock Market Rules, including Nasdaq Marketplace Rule 5635(d).
As described above, the Class C Warrants are not convertible or exercisable into shares of common stock until Stockholder Approval is received. However, if our stockholders approve the exercisability of the Class C Warrants, the exercise of the Class C Warrant Shares would result in us issuing 20% or more of our common stock outstanding immediately prior to May 4, 2022. Accordingly, we are seeking the approval of our stockholders to comply with Nasdaq Marketplace Rule 5635(d).
Consequences if Stockholder Approval is not Obtained
If our stockholders do not approve the Nasdaq Proposal, then the Class C Warrant Shares will not be convertible into shares of common stock. We are not seeking stockholder approval to authorize the Private Placement, the entry into or the closing of the transaction, or the execution of the related transaction documents, as we have already entered into and executed the related transaction documents, which are binding obligations on us. The failure of our stockholders to approve the Nasdaq Proposal will not negate the existing terms of such transaction documents or any other documents relating to the Offering.
Potential Adverse Effects — Dilution and Impact of the Offering on Existing Stockholders
The issuance of the Class C Warrant Shares would have a dilutive effect on current stockholders who did not participate in the Private Placement in that the percentage ownership of the Company held by such current stockholders will decline as a result of the exercise of the Class C Warrant Shares. This means also that current stockholders who did not participate in the Private Placement Offering will own a smaller interest in the Company as a result of such offerings and will therefore have less ability to influence significant corporate decisions requiring stockholder approval. The exercise of the Class C Warrant Shares when issued could also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our common stock to decline. We anticipate that we may issue up to 3,263,157 Class C Warrant Shares if this proposal is approved.

Will stockholders have the ability to unwind the Private Placement Offering if we vote against this proposal?
No, the Private Placement Offering will close upon the satisfaction of certain closing conditions of which stockholder approval of this proposal was not a condition to the Private Placement Offering. If we do not receive stockholder approval of this proposal the Class C Warrants will remain unexercisable until stockholder approval is received, if at all.
Terms of Class C Warrants
General.   The Class C Warrants entitle the holders to purchase 3,263,157 shares of the Company’s common stock at an exercise price of $0.001 per share, subject to adjustment as discussed below.
Exercise.   Prior to stockholder approval, the Class C Warrants are not exercisable. Following stockholder approval, the Class C Warrants may be exercised by providing an executed notice of exercise form followed by full payment of the exercise price or on a cashless basis, if applicable. The holders do not have the rights or privileges of holders of common stock or any voting rights with respect to the shares of common stock represented by the Class C Warrants until such holder exercises the Class C Warrant and receives its shares of common stock. After the issuance of shares of common stock upon exercise of the Class C Warrants, the purchasers will be entitled to one vote for each share held of record on all matters to be voted on by stockholders generally.
Beneficial Ownership Limitation.   If stockholder approval is received, each holder will be subject to a requirement that they will not have the right to exercise the Class C Warrants to the extent that, after giving effect to such exercise, such holder (together with its affiliates) would beneficially own in excess 4.99% (or, at the election of the purchaser, 9.99%, or 19.99%) of the shares of common stock of the Company outstanding immediately after giving effect to such exercise. However, any holder may increase or decrease such ownership percentage limit to any other percentage not in excess of 19.99% upon at least 61 days’ prior notice from the holder to us.
Anti-Dilution Protection.   If the number of outstanding shares of common stock (i) is increased by a stock dividend payable in shares of common stock, (ii) is increased by a split-up of shares of common stock, (iii) is decreased by a combination of outstanding shares of common stock, or (iv) is reclassified by the issuance of any shares of common stock of the Company then, on the effective date of such event, the exercise price of the Class C Warrant will be multiplied by a fraction of which the numerator is (x) the number of shares of common stock outstanding immediately prior to such event and the denominator is (y) the number of shares of common stock outstanding immediately after such event, and the number of shares of common stock issuable upon exercise of the Class C Warrant will be proportionately adjusted such that the aggregate amount paid to exercise the Class C Warrants will remain unchanged. Such adjustment will be effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and will be effective immediately after the effective date in the case of a subdivision, combination or re-classification.
If the Company, at any time while the Class C Warrants are outstanding and unexpired, declares or makes any dividend or other distribution of assets to holders of common stock, by way of return of capital or otherwise, at any time after the issuance of the Class C Warrants, then the holders will be entitled to participate in such distribution to the same extent that it would have participated therein had it held the number of shares of common stock acquirable upon complete exercise of the Class C Warrant immediately before the date of which a record is taken or the record holders are determined for such distribution.
Fundamental Transaction.   In the event of a “fundamental transaction” then, upon a subsequent exercise of the Class C Warrants, the holders will have the right to purchase and receive the same kind and amount of consideration receivable by the stockholders of the Company in such fundamental transaction. The Company will cause the surviving company in a fundamental transaction to assume the obligations of the Company under the Class C Warrants. For purposes of the Class C Warrants, a “fundamental transaction” includes, subject to certain exceptions, (i) any reclassification, reorganization or recapitalization of the common stock of the Company, (ii) any merger or consolidation of the Company with or into another corporation, (iii) any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of the Company’s assets in one or more transactions, (iv) any, direct or indirect, purchase offer, tender offer or exchange offer is completed pursuant to which stockholders are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding common stock of the Company, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination with another person whereby such other person acquires more than 50% of the outstanding shares of common stock of the Company.
Amendments.   The Class C Warrants provide that the terms of the Class C Warrants may be amended only in writing signed by the Company and such holder.
The foregoing summary of the Class C Warrants does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of Class C Warrant, a copy of which is attached to our current report on Form 8-K filed with the SEC on May 4, 2022.
No Appraisal Rights
Under Nevada law, stockholders are not entitled to appraisal rights with respect to this proposal and the Company will not independently provide stockholders with any such rights.
Interests of Directors
Young-Jin Kim is the Chairman and CEO of Handok. Handok is one of the purchasers of Class C Warrants offered in the Private Placement Offering, and Mr. Kim is a member of our board of directors. In considering and discussing potential financing opportunities available to the Company, including the Offerings, the Board was aware of and considered Mr. Kim’s and Handok’s (i) ownership of Rezolute securities and (ii) interests in the Private Placement Offering. As discussed above, Mr. Kim did not recuse himself during the discussions of the Private Placement Offering or from the vote to appoint the Pricing Committee or authorize the Private Placement Offering.
Vote Required
Approval of the Nasdaq Proposal requires the affirmative vote of a majority of the total votes cast at the meeting. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.
Recommendation
The board of directors recommends a vote “FOR” the Nasdaq Proposal.

PROPOSAL 7
SAY-ON-PAY PROPOSAL
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with Item 402 of Regulation S-K. We refer to this advisory vote as the “say-on-pay” vote. This “say-on-pay” vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation philosophy, policies and practices of our company described in this Proxy Statement. The vote is required under Section 14A of the Securities Exchange Act of 1934, as amended. If stockholders do not approve the compensation structure, the compensation committee of our Board will reexamine executive compensation.
Consistent with this right to give an advisory “say-on-pay” vote, we are asking stockholders to indicate their support at the 2022 Annual Meeting for the compensation of our named executive officers as described in this Proxy Statement by casting an advisory vote “FOR” the following resolution:
“RESOLVED, that the stockholders approve the compensation of the “named executive officers” of Rezolute, Inc., as disclosed in the section entitled “Executive Compensation” in the Proxy Statement for such company’s 2022 annual meeting of stockholders pursuant to the SEC’s compensation disclosure rules.”
The compensation of our named executive officers is disclosed in the section entitled “Executive Compensation” below, including the tabular and narrative disclosures set forth in such section.
DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth certain information with respect to our current directors and executive officers. The ages of the directors, executive officers and key employees are shown as of May 5, 2022.
Name	Age	Position	Date Appointed
Nevan Charles Elam	54	Acting Chairman of the Board and Chief Executive Officer	January 31, 2013
Young-Jin Kim	65	Director	February 10, 2019
Philippe Fauchet	64	Director	November 20, 2019
Gil Labrucherie	50	Director	November 20, 2019
Wladimir Hogenhuis	57	Director	March 2, 2021
Nerissa Kreher	49	Director	March 2, 2021
Brian Roberts	47	Senior Vice President of Clinical Development	October 23, 2020
The biographical information for the Directors is set forth above in the Board of Directors Proposal. Set forth below is biographical information with respect to each of the executives not listed in the Board of Directors Proposal.
Brian K. Roberts, M.D.   Dr. Roberts joined us in 2015 and has served as Head of Clinical Development throughout his tenure, as consultant until 2017, followed by his employment as Vice President until October 23, 2020, when he was subsequently promoted to Senior Vice President of Clinical Development. Prior to joining us, Dr. Roberts directed clinical development at Fibrogen, Inc. from 2012 to 2017, where he led the successful launch and execution of the global Phase 3 program and out-licensing pharmaceutical partnership for Roxadustat, a novel oral therapy for anemia associated with kidney disease, concluding the largest Phase 3 program ever conducted in CKD anemia, and resulting in global NDA filings. During his tenure, Fibrogen achieved the largest biotech IPO in the previous 10 years. From 2007 until 2012, Dr. Roberts held clinical development positions of increasing responsibility at Metabolex, Inc., where he developed novel therapies for metabolic diseases such as diabetes, dyslipidemia, NASH, and gout. His program and clinical leadership from IND through clinical proof-of-concept helped secure a global licensing and co-development agreement with a major pharmaceutical partner for a novel diabetes therapy. He is an inventor or author on more than 25 patents and publications in the fields of Endocrinology and Metabolism. Dr. Roberts received his B.S. in biochemistry from the University of California, San Diego and his medical degree Magna Cum Laude from Georgetown

University. He completed residency in Internal Medicine and fellowship in Endocrinology at Stanford University, where he also attends Endocrinology clinic and mentors trainees in his capacity as Adjunct Associate Professor in the Division of Endocrinology.
EXECUTIVE COMPENSATION
Summary Compensation Table
Our named executive officers consist of all individuals that served as our principal executive officer during the fiscal year ended June 30, 2021, and the next two most highly compensated executive officers who were serving as executive officers as of June 30, 2021. The following table sets forth information concerning the compensation of Mr. Elam, Mr. Roberts, and Mr. Vendola (our “Named Executive Officers”) during the fiscal years ended June 30, 2021 and 2020:
Name and Position	Fiscal Year	Salary	Bonus	Stock Option Awards	All Other Compensation	Total
Nevan Elam,	2021	$495,682(1)	$490,980(4)	$3,888,117(6)	$21,953(7)	$4,896,732
Chief Executive Officer	2020	$490,000(1)	$97,020(5)	$2,688,000(6)	$23,683(7)	$3,298,703
Brian Roberts	2021	$371,364(2)	$171,300(4)	$775,203(6)	$36,074(8)	$1,353,941
SVP, Clinical Development
Keith Vendola,	2021	$244,716(3)	$166,440(4)	$—	$206,902(9)	$618,058
Former Chief Financial Officer	2020	$365,000(3)	$36,135(5)	$538,000(6)	$13,581(9)	$952,716

(1)
Pursuant to the amended and restated employment agreement discussed below, Mr. Elam received a base salary of $450,000 through May 31, 2019. On July 31, 2019, Mr. Elam’s base salary increased to $490,000 with an effective date of June 1, 2019, subsequently increased to $505,000 on February 15, 2021. Mr. Elam also serves as a member of our Board of Directors for which no incremental compensation is paid.

(2)
Pursuant to the employment agreement discussed below, Mr. Roberts received an annual base salary of $360,000 through February 14, 2021. On February 15, 2021, Mr. Roberts base salary increased to $390,000.

(3)
Mr. Vendola was appointed as our Chief Financial Officer on May 16, 2018 with a base salary of $330,000. Effective July 31, 2019, Mr. Vendola entered into an employment agreement with an effective date of June 1, 2019 whereby Mr. Vendola’s annual base compensation was increased to $365,000. Effective October 14, 2020, Mr. Vendola was promoted to Chief Strategy Officer. On March 1, 2021, Mr. Vendola resigned from the Company and was entitled to separation pay as discussed below.

(4)
On October 7, 2020, in connection with the Company’s financing and up listing, the Board of Directors approved bonus payments to Mr. Elam for approximately $197,000, Mr. Vendola for approximately $73,000 and Mr. Roberts for approximately $60,000. These bonus payments were paid to each executive officer in October 2020. On February 11, 2021, the Board of Directors approved bonus payments for calendar year 2020 services to Mr. Elam for $294,000, Mr. Roberts for approximately $104,000 and Mr. Vendola for approximately $93,000. In February 2021, these cash bonus payments were paid to each executive officer.

(5)
On January 16, 2020, the Board of Directors approved bonus payments for calendar year 2019 services in the amounts shown in the table. In February 2020, these cash bonus payments were paid to each executive officer.

(6)
The aggregate grant date fair value for stock option awards is computed in accordance with ASC 718 set forth by the Financial Accounting Standards Board. A discussion of key assumptions made in the valuation of stock options is presented in Note 7 to our consolidated financial statements, included in Item 8 of the 2021 Annual Report on Form 10-K. For purposes of this table, the entire fair value of awards with time-based vesting and hybrid vesting are reflected in the year of grant, whereas under ASC 718 the fair value of such awards is generally recognized over the vesting period in our financial statements.

(7)
For the fiscal year ended June 30, 2021, amount includes health, dental, disability and life insurance premiums under our employee benefit plans totaling $21,953 for the fiscal year ended June 30, 2021 and $20,350 for the fiscal year ended June 30, 2020.

(8)
Amount consists of health, dental, disability and life insurance premiums under our employee benefit plans of $21,512, health club fees of $300, and matching contributions under our 401(k) Plan of $14,262 for the fiscal year ended June 30, 2021.

(9)
For the fiscal year ended June 30, 2021, amount includes separation payments of $197,708, matching contributions under our 401(k) Plan of $8,061, and disability and life insurance premiums under our employee benefit plans of $1,133. For the fiscal year ended June 30, 2020, amount includes matching contributions under our 401(k) Plan of $6,000, health club fees of $3,134, and disability and life insurance premiums under our employee benefit plans of $1,530.

Narrative Disclosure to Summary Compensation Table
Presented below is summary of key terms of employment agreements with our Executive Officers:
Nevan Elam
On June 23, 2015, we entered into an amended and restated employment agreement with Nevan Elam to serve as our Chief Executive Officer. Under the terms of this agreement Mr. Elam is entitled to receive an annual base salary of $450,000 plus a calendar year target bonus up to 60% of his annual base salary based on performance criteria set forth by the Board of Directors. Effective June 1, 2019, the Board of Directors approved an increase in Mr. Elam’s base salary to $490,000. Effective February 15, 2021, the Board of Directors approved an increase in Mr. Elam’s base salary to $505,000. Mr. Elam is eligible to participate in all benefit programs available to our executives and employees, including medical, dental, life and disability insurance plans, and our employee stock option plans. The employment agreement requires Mr. Elam to undertake certain confidentiality, non-competition and non-solicitation obligations. In the event that we terminate Mr. Elam’s employment without “Cause” or if Mr. Elam resigns for “Good Reason”, we are required to pay a severance benefit equal to (i) three times his then current annual base salary, (ii) 150% of his annual Target Bonus, (iii) payment of accrued vacation benefits, and (iv) continuation of certain other benefits such as medical and dental insurance. The aggregate severance benefit is payable over a period of twelve months (the “Severance Period”), and any outstanding stock options that are subject to vesting shall have vesting accelerated with respect to the number of shares that would have vested during the Severance Period as if Mr. Elam had remained employed by us during such period. The terms “Cause” and “Good Reason” are defined in the employment agreement.
Brian Roberts
On July 22, 2019, we entered into an employment agreement with Brian Roberts to serve as our Vice President of Clinical Development. Under the terms of this agreement Mr. Roberts is entitled to receive annual base salary of $360,000 plus calendar year target bonus up to 25% of his annual base salary based on performance criteria set forth by the Board of Directors. On October 23, 2020, Mr. Roberts was appointed Senior Vice President, Clinical Development. The employment agreement requires Mr. Roberts to undertake certain confidentiality, non-competition and non-solicitation obligations. In the event that we terminate Mr. Roberts’s employment without “Cause” or if Mr. Roberts resigns for “Good Reason”, we are required to pay a severance benefit equal to six months’ salary. The aggregate severance benefit is payable over a period of six months (the “Severance Period”), and any outstanding stock options that are subject to vesting shall have vesting accelerated with respect to the number of shares that would have vested during the Severance Period as if Mr. Roberts had remained employed by us during such period. The terms “Cause” and “Good Reason” are defined in the employment agreement.
Outstanding Equity Awards
As of June 30, 2021, there were no restricted stock awards and no stock options that provide for performance vesting conditions held by any of our Named Executive Officers. The following table provides a summary of equity awards outstanding, consisting solely of stock options, for each of our Named Executive Officers as of June 30, 2021:

	Grant Date	Number of Securities Underlying Unexercised Options		Option Exercise Price	Option Expiration Date
Name		Exercisable	Unexercisable
Nevan C. Elam
	7/31/19	145,833	54,167(1)	$14.50	7/31/29
	6/14/21	—	375,000(2)	12.28	6/14/31
Total for Mr. Elam		145,833	429,167
Brian Roberts
	7/31/19	29,167	10,833(1)	$14.50	7/31/29
	6/14/21	18,750	56,250(3)	12.28	6/14/31
Total for Mr. Roberts		47,917	67,083
Keith Vendola(4)
	7/2/18	14,583	833	$25.50	7/2/28
	7/31/19	29,167	1,667	14.50	7/31/29
Total for Mr. Vendola		43,750	2,500

(1)
The stock options have a ten-year term from the date of grant and vest over a three-year period as follows: 25% of the shares underlying the options vested at grant date and the remainder of the shares underlying the options vest in equal monthly installments over the remaining 36 months thereafter, subject to the executive’s continued service through each vesting date.

(2)
The stock options have a ten-year term from the date of grant and vest over a three-year period as follows: the shares underlying the options vest in equal monthly installments over the remaining 36 months beginning on July 1, 2021, subject to the executive’s continued service through each vesting date.

(3)
The stock options have a ten-year term from the date of grant and vest over a three-year period as follows: 25% of the shares underlying the options vested at grant date and the remaining shares underlying the options vest in equal monthly installments over the remaining 36 months beginning on July 1, 2021, subject to the executive’s continued service through each vesting date

(4)
Mr. Vendola resigned on March 1, 2021 resulting in the modification of certain stock options that were permitted to continue vesting through September 2021, whereby an aggregate of 46,250 stock options exercisable at a weighted average price of $18.17 will now expire in December 2021.

Options Exercised
As of June 30, 2021, there were no shares acquired upon the exercise of stock options for any of our Named Executive Officers.
Family Relationships
There are no family relationships between any of our directors and executive officers.
Legal Proceedings
During the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:
•
the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•
convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•
subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;
•
found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law;

•
the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•
the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Code of Ethics
We have adopted a code of business conduct and ethics that is applicable to all of our employees, officers and directors. The code is available on our web site, www.rezolutebio.com, under the “Investor Relations” tab. We intend to disclose future amendments to, or waivers from, certain provisions of our code of ethics, if any, on the above website within four business days following the date of such amendment or waiver.
Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee is or has been an officer or employee of the Company. None of our executive officers currently serves, or in the past year has served, as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board) or as a director of any entity that has one or more executive officers serving on the Board or the Compensation Committee.
Vote Required
The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve, on an advisory basis, the compensation of our Named Executive Officers as described herein. Because the vote is advisory, it will not be binding on the Company, our Board of Directors or the Compensation Committee. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to us and, accordingly, the Board of Directors and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements. Failures to vote, broker non-votes and abstentions will be the equivalent of a vote against this proposal.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DESCRIBED IN THIS PROXY STATEMENT.

PROPOSAL 8
ADJOURNMENT PROPOSAL
Introduction
If at the Annual Meeting the number of shares of common stock present or represented and voting in favor of the Share Increase Proposal, 2021 Equity Plan Amendment Proposal and/or the Nasdaq Proposal is insufficient to pass the proposals management may move to adjourn, postpone or continue the Annual Meeting in order to enable the Board to continue to solicit additional proxies in favor of the Share Increase Proposal, 2021 Equity Plan Amendment Proposal and/or the Nasdaq Proposal.
In this Adjournment Proposal, we are asking you to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning, postponing or continuing the Annual Meeting and any later adjournments. If the stockholders approve the Adjournment Proposal, we could adjourn, postpone or continue the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of the Share Increase Proposal, 2021 Equity Plan Amendment Proposal and/or the Nasdaq Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against the Share Increase Proposal, 2021 Equity Plan Amendment Proposal and/or the Nasdaq Proposal has been received, we could adjourn, postpone or continue the Annual Meeting without a vote on the Share Increase Proposal, 2021 Equity Plan Amendment Proposal and/or the Nasdaq Proposal and seek to convince the holders of those shares to change their votes to votes in favor of the Share Increase Proposal, 2021 Equity Plan Amendment Proposal and/or the Nasdaq Proposal.
What vote is required to approve the Adjournment Proposal?
The Adjournment Proposal will be approved if a majority of the voting shares present in person or by proxy at the Annual Meeting votes FOR the proposal. Accordingly, abstentions and broker non-votes, if any, will be counted as votes AGAINST the Adjournment Proposal.
Why am I being asked to vote on the Adjournment Proposal?
The Board believes that if the number of shares of common stock present or represented at the Annual Meeting and voting in favor of the Share Increase Proposal, 2021 Equity Plan Amendment Proposal and/or the Nasdaq Proposal are insufficient to approve such proposals, it is in the best interests of the stockholders to enable the Board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes to approve the Share Increase Proposal, 2021 Equity Plan Amendment Proposal and/or the Nasdaq Proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADJOURNMENT PROPOSAL.
OTHER MATTERS
The Board of Directors is not aware of any matter to be presented for action at the 2022 Annual Meeting other than the proposals described above. Although the Board of Directors knows of no other matters to be presented at the 2022 Annual Meeting, all proxies returned to us will be voted on any such matter in accordance with the judgment of the proxy holders.
COSTS OF PROXY SOLICITATION
Our directors, officers and employees may solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies.
AVAILABLE INFORMATION
The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the SEC. Any interested party may inspect information filed by the Company, without charge, at the public reference facilities of the SEC at its principal office at 100 F. Street, N.E., Washington, D.C. 20549. Any interested party may obtain copies of all or any portion of the information filed by the Company at prescribed rates from the Public Reference Section of the SEC at its principal office at 100 F. Street, N.E., Washington, D.C. 20549. In addition, the SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding the Company and other registrants that file electronically with the SEC at http://www.sec.gov.
APPENDICES
Appendix A — Amendment to Amended and Restated Articles of Incorporation
Appendix B — 2021 Equity Plan
Appendix C — 2022 ESPP

APPENDIX A
CERTIFICATE OF AMENDMENT
TO
THE AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
REZOLUTE, INC.
Rezolute, Inc. (the “Corporation”), a Corporation duly organized and existing under the Nevada Revised Statutes (the “NRS”), does hereby certify:
FIRST:   The amendment to the Corporation’s Amended and Restated Articles of Incorporation, set forth below, was duly adopted by written consent of the Board of Directors of the Corporation on May 13, 2022 in accordance with the provisions of Section 78.390 of the NRS and was approved by the stockholders at an annual meeting of the Corporation’s stockholders, duly called and held upon notice in accordance with Sections 78.310 through 78.375 of the NRS, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.
SECOND:   Article FOURTH, Section A of the Corporation’s Amended and Restated Articles of Incorporation is hereby amended and restated in its entirety as follows:
“The total number of shares of all classes of stock which the Corporation shall have the authority to issue is One Hundred Million Four Hundred Thousand (100,400,000) shares, consisting of One Hundred Million (100,000,000) shares of common stock, par value $0.001 per share (the “Common Stock”), and Four Hundred Thousand (400,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).
The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, without a vote of the holders of the Preferred Stock or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock designation.”
THIRD:   The foregoing amendment shall be effective on June   , 2022 at 5:00 pm PDT.
FOURTH:   Except as herein amended, the Corporation’s Amended and Restated Articles of Incorporation shall remain in full force and effect.
IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Articles of Amendment to be executed by a duly authorized officer on June   , 2022.
REZOLUTE, INC.
By:
/s/ Nevan Elam

Name: Nevan Elam
Title: Chief Executive Officer

APPENDIX B
REZOLUTE, INC.
2021 EQUITY INCENTIVE PLAN
Section 1.    Purpose
The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various share-based arrangements and provide them with opportunities for share ownership in the Company, thereby aligning the interests of such persons with the Company’s shareholders.
Section 2. Definitions
As used in the Plan, the following terms shall have the meanings set forth below:
(a)   “Affiliate” shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company.
(b)   “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Dividend Equivalent or Other Share-Based Award granted under the Plan.
(c)   “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 9(b).
(d)   “Board” shall mean the Board of Directors of the Company.
(e)   “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.
(f)   “Committee” shall mean the Compensation and Management Development Committee of the Board or such other committee designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3.
(g)   “Company” shall mean Rezolute, Inc., a Nevada corporation, and any successor corporation.
(h)   “Director” shall mean a member of the Board.
(i)   “Dividend Equivalent” shall mean any right granted under Section 6(d) of the Plan.
(j)   “Eligible Person” shall mean any employee, officer, non-employee Director, consultant, independent contractor or advisor providing services to the Company or any Affiliate, or any person to whom an offer of employment or engagement with the Company or any Affiliate is extended. An Eligible Person must be a natural person.
(k)   “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(l)   “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares on a given date for purposes of the Plan shall be the closing sale price of the Shares as reported on the NASDAQ Capital Market on such date or, if such market is not open for trading on such date, on the most recent preceding date when such market is open for trading.
(m)   “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(n)   “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.
(o)   “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase shares of the Company.
(p)   “Other Share-Based Award” shall mean any right granted under Section 6(e) of the Plan.
(q)   “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.
(r)   “Plan” shall mean the Rezolute, Inc. 2021 Equity Incentive Plan, as amended from time to time.
(s)   “Prior Plans” shall mean the 2015 and 2016 Non-Qualified Stock Option Plans (and any predecessor plans to such plans), as amended from time to time.
(t)   “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.
(u)   “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.
(v)   “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.
(w)   “Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.
(x)   “Securities Act” shall mean the Securities Act of 1933, as amended.
(y)   “Share” or Shares” shall mean common shares, $0.01 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.
(z)   “Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.
(aa)   “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.
Section 3.   Administration
(a)   Power and Authority of the Committee.   The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Sections 6 and 7; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations of Sections 6 and 7; (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (but excluding promissory notes), or canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A; (ix) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and sub-plans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.
(b)   Delegation.   The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority (i) with regard to grants of Awards to be made to officers of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with applicable exchange rules or applicable law.
(c)   Power and Authority of the Board.   Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3.
(d)   Indemnification.   To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations. The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person’s position with the Company.
Section 4.   Shares Available for Awards
(a)   Shares Available.
(i)
Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall equal 10,700,000 Shares.

(ii)
On and after shareholder approval of this Plan, no awards shall be granted under the Prior Plans, but all outstanding awards previously granted under the Prior Plans shall remain outstanding and subject to the terms of the Prior Plans.

The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to Awards issued under the Plan in accordance with the Share counting rules described in Section 4(b) below. When determining the Shares added to and subtracted from the aggregate reserve above, the number of Shares added or subtracted shall be also determined in accordance with the Share counting rules described in Section 4(b) below.
(b)   Counting Shares.   Except as set forth in this Section 4(b) below, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.
(i)
Shares Added Back to Reserve.   Subject to the limitations in Section 4(b)(ii) below, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company, or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.

(ii)
Shares Not Added Back to Reserve.   Notwithstanding anything to the contrary in Section 4(b)(i) above, the following Shares will not again become available for issuance under the Plan: (A) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 6(a)(iii)(B) or any Shares tendered in payment of the exercise price of an Option; (B) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Award; (C) Shares covered by a share-settled Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (D) Shares that are repurchased by the Company using Option exercise proceeds.

(iii)
Cash-Only Awards.   Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(iv)
Substitute Awards Relating to Acquired Entities.   Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c)   Adjustments.   In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in Section 4 below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.
Section 5.   Eligibility
Any Eligible Person shall be eligible to be designated as a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.
Section 6.   Awards
(a)   Options.   The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:
(i)
Exercise Price.   The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for an option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)
Option Term.   The term of each Option shall be fixed by the Committee at the date of grant but shall not be longer than 10 years from the date of grant.

(iii)
Time and Method of Exercise.   The Committee shall determine the time or times at which an Option may be exercised within the Option term, either in whole or in part, and the method of exercise, except that any exercise price tendered shall be in either cash, Shares having a Fair Market Value on the exercise date equal to the applicable exercise price or a combination thereof, as determined by the Committee.

(A)
Promissory Notes.   For avoidance of doubt, the Committee may not accept a promissory note as consideration.

(B)
Net Exercises.   The terms of any Option may be written to permit the Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if any, of the Fair Market Value of the Shares underlying the Option being exercised, on the date of exercise, over the exercise price of the Option for such Shares.

(iv)
Incentive Stock Options.   Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of options which are intended to qualify as Incentive Stock Options:

(A)
All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the shareholders of the Company.

(B)
Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than ten (10) years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of its Affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five (5) years from the date of grant.

(C)
The purchase price per Share for an Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of its Affiliates, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(D)
Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b)   Stock Appreciation Rights.   The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than one hundred percent (100%) of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a Stock Appreciation Right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the term limitation in Section 6(a)(ii) applicable to Options). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.
(c)   Restricted Stock and Restricted Stock Units.   The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:
(i)
Restrictions.   Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose when granting an Award (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. (Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(d)). For purposes of clarity and without limiting the Committee’s general authority under Section 3(a), vesting of such Awards may, at the Committee’s discretion, be conditioned upon the Participant’s completion of a specified period of service with the Company or an Affiliate, or upon the achievement of one or more performance goals established by the Committee, or upon any combination of service-based and performance-based conditions (subject to the minimum requirements in Section 6).

(ii)
Issuance and Delivery of Shares.   Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or held in nominee name by the transfer agent or brokerage service selected by the Company to provide such services for the Plan. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(d)   Dividends and Dividend Equivalents.   The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options, Stock Appreciation Rights or other Awards the value of which is based solely on an increase in the value of the Shares after the grant of such Award, and (ii) with respect to any other Award, dividend and Dividend Equivalent amounts with respect to any Share underlying an Award may be accrued but not paid to a Participant until all conditions or restrictions relating to such Share have been satisfied, waived or lapsed.
(e)   Other Share-Based Awards.   The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and any applicable Award Agreement. No Award issued under this Section 6(e) shall contain a purchase right or an option-like exercise feature.
(f)   General.
(i)
Consideration for Awards.   Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)
Awards May Be Granted Separately or Together.   Awards may, in the discretion of the Committee,

be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.
(iii)
Forms of Payment Under Awards.   Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities (but excluding promissory notes), other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.

(iv)
Limits on Transfer of Awards.   No Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Notwithstanding the foregoing, the Committee may permit the transfer of an Award to family members if such transfer is for no value and in accordance with the rules of Form S-8. The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.

(v)
Restrictions; Securities Exchange Listing.   All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(vi)
Prohibition on Option and Stock Appreciation Right Repricing.    Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company’s shareholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units or Other Share-Based Award in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Option or Stock Appreciation Right is less than the exercise price.

(vii)
Minimum Vesting.   Except as provided below, no Award shall be granted with terms providing for any right of exercise or lapse of any vesting obligations earlier than a date that is at least one year following the date of grant (or, in the case of vesting based upon performance based objectives, exercise and vesting restrictions cannot lapse earlier than the one year anniversary measured from the commencement of the period over which performance is evaluated). Notwithstanding the foregoing, the following Awards that do not comply with the one year minimum exercise and vesting requirements set forth above may be issued:

(A)
substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its subsidiaries;

(B)
shares delivered in lieu of fully vested cash Awards or any cash incentive compensation earned by a Participant, provided that the performance period for such incentive compensation was at least one fiscal year; and

Nothing in this Section 6 shall limit the authority of the Committee to provide for the acceleration of the exercisability of any Award or the lapse of any restrictions relating to any Award except where expressly limited in Section 6(f)(viii).
(viii)
Limits on Acceleration or Waiver of Restrictions Upon Change in Control.   No Award Agreement shall contain a definition of change in control that has the effect of accelerating the exercisability of any Award or the lapse of restrictions relating to any Award upon only the announcement or shareholder approval of (rather than consummation of) any reorganization, merger or consolidation of, or sale or other disposition of all or substantially all of the assets of, the Company.

(ix)
Section 409A Provisions.   Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control event, disability or separation from service meet the definition of a change in control event, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.

Section 7.   Amendment and Termination; Corrections
(a)   Amendments to the Plan and Awards.   The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may (except as expressly provided in the Plan) materially and adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or share exchange. For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of shareholders of the Company in order to:
(i)
amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;

(ii)
subject to the limitations in Section 6, amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

(iii)
make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or share exchange (including amendments to Awards necessary or desirable to maximize any available tax deduction or to avoid any adverse tax results, and no action taken to comply with such laws, rules, regulations and policies shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof); or
(iv)
amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.

For greater certainty and except as provided in Section 4(c), prior approval of the shareholders of the Company shall be required for any amendment to the Plan or an Award that would:
(I)
require shareholder approval under the rules or regulations of the Securities and Exchange Commission, the NASDAQ Capital Market or any other securities exchange that are applicable to the Company;

(II)
increase the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(III)
permit repricing of Options or Stock Appreciation Rights, which is currently prohibited by Section 6 of the Plan;

(IV)
permit the award of Options or Stock Appreciation Rights at a price less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan;

(V)
increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a) and Section 6(b); or

(VI)
increase the number of shares subject to the annual limitations contained in Section 4(d) of the Plan.

(b)   Corporate Transactions.   In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion but subject to the limitations in Section 6 (e.g., limitations on re-pricing and waiver of vesting restrictions), provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof:
(i)
either (A) termination of any Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the Award or realization of the Participant’s rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant’s rights, then the Award may be terminated by the Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Committee or the Board, in its sole discretion;

(ii)
that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the shares of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)
that the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(iv)
unless otherwise provided for in the applicable Award Agreement, that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

(c)   Correction of Defects, Omissions and Inconsistencies.    The Committee may, without prior approval of the shareholders of the Company or any Participant, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.
Section 8.   Income Tax Withholding
In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. Without limiting the foregoing, for avoidance of doubt, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (subject to any limitations required by ASC Topic 718 to avoid adverse accounting treatment); (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (c) by any other means set forth in the applicable Award Agreement.
Section 9.   General Provisions
(a)   No Rights to Awards.   No Eligible Person, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.
(b)   Award Agreements.   No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. An Award Agreement need not be signed by a representative of the Company unless required by the Committee. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.
(c)   Plan Provisions Control.   In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.
(d)   No Rights of Shareholders.   Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards), neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.
(e)   No Limit on Other Compensation Arrangements.   Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.
(f)   No Right to Employment or Directorship.   The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, or the right to be retained as a Director, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, or remove a Director in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or remove a Director who is a Participant, free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee or Director of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee or Director might otherwise have enjoyed but for termination of employment or directorship, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.
(g)   Governing Law.   The internal law, and not the law of conflicts, of the State of Utah shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.
(h)   Severability.   If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.
(i)   No Trust or Fund Created.   Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.
(j)   Other Benefits.   No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.
(k)   No Fractional Shares.   No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.
(l)   Headings.   Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
Section 10. Clawback or Recoupment
All Awards under this Plan shall be subject to forfeiture or other penalties pursuant to any Company clawback policy, as may be adopted or amended from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee.
Section 11.   Effective Date of the Plan
The Plan was adopted by the Board on March 31, 2021. The Plan shall be subject to approval by the shareholders of the Company at the annual meeting of shareholders of the Company to be held on May 12, 2021, and the Plan shall be effective as of the date of such shareholder approval. On and after shareholder approval of the Plan, no awards shall be granted under the Prior Plans, but all outstanding awards previously granted under the Prior Plans shall remain outstanding and subject to the terms of the Prior Plans.
Section 12.   Term of the Plan
No Award shall be granted under the Plan, and the Plan shall terminate, on March 31, 2031 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

APPENDIX C
REZOLUTE, INC.
2022 EMPLOYEE STOCK PURCHASE PLAN
(As Adopted            , 2022)
1.
General.

(a)   Purpose.   The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock through accumulated payroll deductions.  The Company’s intention is to have the Plan and Offerings thereunder qualify as an “employee stock purchase plan” under Section 423 of the Code.  The provisions of the Plan, accordingly, will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code.
(b)   Effectiveness.   The first Offering Period under the Plan will commence on the first Trading Day on or after the first Offering Date determined by the Administrator in its sole discretion, as provided in Section 4.
2.
Definitions.

(a)   “Administrator” means the Board or any Committee designated by the Board to administer the Plan pursuant to Section 14.
(b)   “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where awards are, or will be, granted under the Plan.
(c)   “Board” means the Board of Directors of the Company.
(d)   “Change in Control” means the occurrence of any of the following events:
(i)
Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities; or

(ii)
The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(iii)
The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or

(iv)
A change in the composition of the Board occurring within a 2 year period, as a result of which less than a majority of the Directors are Incumbent Directors.  ”Incumbent Directors” means Directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of Directors to the Company).

(e)   “Code” means the Internal Revenue Code of 1986, as amended.  Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.
(f)   “Committee” means a committee of the Board appointed in accordance with Section 14 hereof.

(g)   “Common Stock” means the common stock of the Company.
(h)   “Company” means Rezolute, Inc., a Nevada corporation.
(i)   “Compensation” means an Employee’s base straight time gross earnings and commissions, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.
(j)   “Designated Subsidiary” means any Subsidiary that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan or any Offering.
(k)   “Director” means a member of the Board.
(l)   “Eligible Employee” means any individual who is a common law employee of an Employer and is customarily employed for at least 20 hours per week.  For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence that the Employer approves.  Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.  The Administrator, in its discretion, from time to time may, prior to the Offering Date of an Offering, determine (on a uniform and nondiscriminatory basis) that the definition of Eligible Employee will or will not include an individual if they:  (i) have not completed a period of time as may be determined by the Administrator in its discretion (but not to exceed 2 years of service since their last hire date), (ii) customarily work not more than 20 hours per week (or such lesser period of time as may be determined by the Administrator in its discretion), (iii) customarily work not more than 5 months per calendar year (or such lesser period of time as may be determined by the Administrator in its discretion), or (iv) are a highly compensated employee under Section 414(q) of the Code with compensation above a certain level or who are Officers or subject to the disclosure requirements of Section 16(a) of the Exchange Act.  Notwithstanding any provision of the Plan, the Administrator may in its sole discretion prior to the Offering Date of an Offering determine that citizens or residents of a foreign jurisdiction who are employed by the Company or a Designated Subsidiary shall not be Eligible Employees if, as of the Offering Date of the grant of an Option to citizens or residents of the foreign jurisdiction is prohibited under the laws of such jurisdiction; or compliance with the laws of the foreign jurisdiction would cause the Offering to violate the requirements of Code Section 423.  For rules regarding participation of foreign Subsidiaries, Section 27 shall govern.
(m)   “Employer” means any one or all of the Company and its Designated Subsidiaries.
(n)   “Exchange Act” means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.
(o)   “Exercise Date” means the last Trading Day of each Purchase Period.  Notwithstanding the foregoing, the Administrator, in its discretion, from time to time may, prior to the Offering Date of an Offering, determine (on a uniform and nondiscriminatory basis) when the Exercise Dates will occur during a Purchase Period.
(p)   “Fair Market Value” means, with respect to shares of Common Stock, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Administrator.  Notwithstanding the foregoing, unless otherwise determined by the Administrator, the Fair Market Value of shares of Common Stock on a given date for purposes of the Plan shall be the closing sale price of the shares as reported on the NASDAQ Global Market on such date or, if such market is not open for trading on such date, on the most recent preceding date when such market is open for trading.
(q)   “Fiscal Year” means the fiscal year of the Company.
(r)   “New Exercise Date” means a new Exercise Date set by shortening any Offering Period then in progress.
(s)   “Offering” means the grant of Options to purchase shares of Common Stock under the Plan to Eligible Employees.  The terms of each Offering need not be identical; provided, however, that the rights and privileges established with respect to an Offering will apply in an identical manner to all employees of the Company and each Designated Subsidiary that are granted Options under the Offering.
(t)   “Offering Date” means the first Trading Day of each Offering Period.
(u)   “Offering Period” means the period of time the Administrator may determine prior to an Offering Date, for Options to be granted on such Offering Date, during which an Option granted under the Plan may be exercised, not to exceed 27 months.  Unless the Administrator provides otherwise, Offering Periods will have a duration of approximately 6 months (i) commencing on the first Trading Day on or after January 1 of each year and terminating on the last Trading Day in the period ending the following June 30, approximately 6 months later, and (ii) commencing on the first Trading Day on or after July 1 of each year and terminating on the last Trading Day in the period ending the following December 31, approximately 6 months later.  The duration and timing of Offering Periods may be changed pursuant to Sections 4, 19 and 20.
(v)   “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(w)   “Option” means an option to purchase shares of Common Stock granted pursuant to the Plan.
(x)   “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(y)   “Participant” means an Eligible Employee who holds an outstanding Option granted pursuant to the Plan.
(z)   “Plan” means this Rezolute, Inc. 2022 Employee Stock Purchase Plan, as set forth herein and as may be amended from time to time.
(aa)   “Purchase Period” means the period during an Offering Period during which shares of Common Stock may be purchased on a Participant’s behalf in accordance with the terms of the Plan or Offering.  Unless and until the Administrator provides otherwise, the Purchase Period will have the same duration and coincide with the length of the Offering Period.
(bb)   “Purchase Price” shall be determined by the Administrator (on a uniform and nondiscriminatory basis) prior to an Offering Date for all Options to be granted on such Offering Date, subject to compliance with Section 423 of the Code and Treasury regulations promulgated thereunder (or any successor rule or provision or any other Applicable Laws) or pursuant to Section 20.  Unless and until the Administrator provides otherwise with respect to an Offering, the Purchase Price will be equal to 85% of the Fair Market Value of a share of Common Stock on the Offering Date or the Exercise Date, whichever is lower.
(cc)   “Securities Act” means the Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.
(dd)   “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
(ee)   “Trading Day” means a day on which the national stock exchange upon which the Common Stock is listed is open for trading.
3.
Eligibility.

(a)   Offering Periods.  Any individual who is an Eligible Employee on a given Offering Date of any Offering Period will be eligible to participate in the Plan, subject to the requirements of Section 5.
(b)   Limitations.  Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee will be granted an Option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options to purchase such stock possessing 5% or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (ii) to the extent that their rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or Subsidiary of the Company accrues at a rate which exceeds $25,000 worth of stock (determined at the Fair Market Value of the stock at the time such Option is granted) for each calendar year in which such Option is outstanding at any time.
4.   Offering Periods.  The Plan will be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after January 1 and July 1 each year, or on such other date as the Administrator will determine, and continuing thereafter until terminated in accordance with Section 20 hereof.  The first Offering Period under the Plan will commence on the first Trading Day on or after July 1, 2022, and will end on the last Trading Day in the period ending December 31, 2022, approximately 6 months later.  The Administrator will have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future Offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.
5.   Participation.  An Eligible Employee may participate in the Plan pursuant to Section 3 by (a) submitting to the Company’s payroll office (or its designee), on or before a date prescribed by the Administrator prior to an applicable Offering Date, a properly completed subscription agreement, substantially in the form of Exhibit A or such other form suggested by the Administrator from time to time, authorizing payroll deductions in the form provided by the Administrator for such purpose, or (b) following an electronic or other enrollment procedure prescribed by the Administrator.
6.   Payroll Deductions.
(a)   At the time a Participant enrolls in the Plan pursuant to Section 5, they will elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding 15% of the Compensation which they receives on each pay day during the Offering Period; provided, however, that should a pay day occur on an Exercise Date, a Participant will have the payroll deductions made on such day applied to their account under the subsequent Purchase or Offering Period.  A Participant’s subscription agreement will remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.
(b)   Payroll deductions for a Participant will commence on the first pay day following the Offering Date and will end on the last pay day prior to the Exercise Date of such Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10 hereof.
(c)   All payroll deductions made for a Participant will be credited to their account under the Plan and will be withheld in whole percentages only.  A Participant may not make any additional payments into such account.
(d)   A Participant may discontinue their participation in the Plan as provided in Section 10 by (i) properly completing and submitting to the Company’s payroll office (or its designee), on or before a date prescribed by the Administrator, the form provided by the Administrator for such purpose, or (ii) following an electronic or other procedure prescribed by the Administrator.  If a Participant has not followed such procedures, the rate of their payroll deductions will continue at the originally elected rate throughout the Offering Period and future Offering Periods (unless terminated as provided in Section 10).  Unless the Administrator determines otherwise prior to the beginning of an Offering Period, a Participant may not increase or decrease the rate of their payroll deductions during the Offering Period, other than a decrease due to a discontinuance of participation. To the extent the Administrator permits changes in payroll deductions, the Administrator may, in its sole discretion, limit the nature and/or number of payroll deduction rate changes that may be made by Participants during any Offering Period.
(e)   Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b), or if the Administrator reasonably anticipates a Participant has contributed a sufficient amount to purchase a number of shares of Common Stock equal to or in excess of the applicable limit for such Offering Period (as set forth in Section 7 or as established by the Administrator), a Participant’s payroll deductions may be decreased to 0% at any time during an Offering Period.  Subject to Section 423(b)(8) of the Code and Section 3(b) hereof, or for Participants who have had their contributions reduced due to the applicable limits on the maximum number of shares that may be purchased in any Offering Period, payroll deductions will recommence at the rate originally elected by the Participant effective as of the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.
(f)   At the time the Option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company’s or Employer’s federal, state, or any other tax liability payable to any authority, national insurance, Social Security or other tax withholding obligations, if any, which arise upon the exercise of the Option or the disposition of the Common Stock.  At any time, the Company or the Employer may, but will not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company or the Employer to meet applicable withholding obligations, including any withholding required to make available to the Company or the Employer any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee.
(g)   Notwithstanding any provision of the Plan, no payroll deductions may commence during an Offering Period unless the shares of Common Stock to be issued upon exercise of the Options granted in the Offering are covered by an effective registration statement pursuant to the Securities Act.  If on an Offering Date the shares of Common Stock are not so registered, no payroll deductions shall take effect on such Offering Date, and the Offering Date shall be delayed until the shares of Common Stock are subject to such an effective registration statement.
7.   Grant of Option.  On the Offering Date of each Offering, each Eligible Employee participating in such Offering will be granted an Option to purchase on each Exercise Date during the applicable Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing such Eligible Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the Eligible Employee’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event will an Eligible Employee be permitted to purchase during each Offering Period more than 5,000 shares of the Common Stock (subject to any adjustment made by the Administrator and announced prior to the scheduled beginning of the first Offering Period to be affected thereafter or pursuant to Section 19), and provided further that such purchase will be subject to the limitations set forth in Sections 3(b) and 13.  The Eligible Employee may accept the grant of such Option by electing to participate in the Plan in accordance with the requirements of Section 5.  The Administrator may, for future Offerings, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that an Eligible Employee may purchase during each Purchase Period or Offering Period.  Exercise of the Option will occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10.  The Option will expire on the last day of the Offering Period.
8.   Exercise of Option.
(a)   Unless a Participant withdraws from the Plan as provided in Section 10, their Option will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the Option will be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in their account.  No fractional shares of Common Stock will be purchased; any payroll deductions accumulated in a Participant’s account which are not sufficient to purchase a full share will be retained in the Participant’s account for the subsequent Offering, subject to earlier withdrawal by the Participant as provided in Section 10.  Any other funds left over in a Participant’s account after the Exercise Date will be returned to the Participant.  During a Participant’s lifetime, a Participant’s Option to purchase shares hereunder is exercisable only by them.
(b)   Notwithstanding any contrary Plan provision, if the Administrator determines that, on a given Exercise Date, the number of shares of Common Stock with respect to which Options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (ii) the number of shares of Common Stock available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase on such Offering Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants exercising Options to purchase Common Stock on such Exercise Date, and either (A) continue all Offering Periods then in effect or (B) terminate any or all Offering Periods then in effect pursuant to Section 20.  The Company may make a pro rata allocation of the shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Offering Date.
9.   Delivery.  As soon as reasonably practicable after each Exercise Date on which a purchase of shares of Common Stock occurs, the Company will arrange the delivery to each Participant, as appropriate, of the shares purchased upon exercise of their Option in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator.  The Company may permit or require that shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer.  The Company may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares.  No Participant will have any voting, dividend, or other stockholder rights with respect to shares of Common Stock subject to any Option granted under the Plan until such shares have been purchased and delivered to the Participant as provided in this Section 9.
10.   Withdrawal.
(a)   Pursuant to procedures established by the Administrator, a Participant may withdraw all but not less than all of the payroll deductions credited to their account and not yet used to exercise their Option under the Plan at any time by (i) submitting to the Company’s payroll office (or its designee) a written notice of withdrawal in the form prescribed by the Administrator for such purpose, or (ii) following an electronic or other withdrawal procedure prescribed by the Administrator.  All of the Participant’s payroll deductions credited to their account will be paid to such Participant as promptly as practicable after receipt of notice of withdrawal and such Participant’s Option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made for such Offering Period.  If a Participant withdraws from an Offering, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the Participant re-enrolls in the Plan in accordance with the provisions of Section 5 hereof.
(b)   A Participant’s withdrawal from an Offering will not have any effect upon their eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offerings which commence after the termination of the Offering from which the Participant withdraws.
11.   Termination of Employment.  Upon a Participant’s ceasing to be an Eligible Employee, for any reason, they will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such Participant’s account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan will be returned to such Participant or, in the case of their death, to the person or persons entitled thereto under Section 15, and such Participant’s Option will be automatically terminated.
12.   Interest.  No interest will accrue on the payroll deductions of a Participant in the Plan.
13.   Stock.
(a)   Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of Common Stock which will be made available for sale under the Plan will be 500,000 shares.
(b)   Until the shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a Participant will only have the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such shares.
(c)   Shares of Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant.
14.   Administration.  The Plan will be administered by the Board or a Committee appointed by the Board, which Committee will be constituted to comply with Applicable Laws.  As of the date hereof, the Compensation Committee of the Board is the Administrator of the Plan.  The Administrator will have full and exclusive discretionary authority, subject to, and within the limitations of, the express provisions of the Plan:

(a)   To determine how and when Options to purchase shares of Common Stock shall be granted and the provisions of each Offering of such Options (which need not be identical);
(b)   To designate from time to time which Subsidiaries of the Company shall be eligible to participate in the Plan as Designated Subsidiaries;
(c)   To construe, interpret and apply the terms of the Plan and, in the exercise of this power, correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;
(d)   To determine eligibility and to adjudicate all disputed claims filed under the Plan;
(e)   To adopt rules or procedures relating to the operation and administration of the Plan, including, without limitation, rules and procedures regarding eligibility to participate in the Plan or any Offering, the definition of Compensation, handling of payroll deductions, making of contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold payroll deductions, payment of interest, conversion of local currency, obligations to pay payroll tax, withholding procedures and handling of stock certificates which vary with local requirements and such other procedures as are necessary to accommodate the specific requirements of local laws and procedures for jurisdictions outside of the United States;
(f)   To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside the United States; and
(g)   Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Subsidiaries and to carry out the intent that the Plan be treated as a tax-qualified employee stock purchase plan.
Every finding, decision and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all parties.  The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revert to the Board some or all of the powers previously delegated.  Whether or not the Board has delegated administration of the Plan to a Committee, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.
15.   Death of Participant.  In the event of the death of a Participant, the Company shall deliver any remaining cash balance to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such cash balance to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.  All shares held by a broker or designated agent of the Company shall be delivered to such beneficiary named under the brokerage or agent account (or if there is no such beneficiary, as provided under the account).
16.   Transferability.  Neither payroll deductions credited to a Participant’s account nor any rights with regard to the exercise of an Option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the Participant.  Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw from an Offering in accordance with Section 10 hereof.
17.   Use of Funds.  The Company may use all payroll deductions received or held by it under the Plan for any corporate purpose, and the Company will not be obligated to segregate such payroll deductions.  Until shares of Common Stock are issued, Participants will only have the rights of an unsecured creditor with respect to such shares.
18.   Reports.  Individual bookkeeping accounts will be maintained for each Participant in the Plan.  Statements of account will be given to participating Eligible Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares of Common Stock purchased and the remaining cash balance, if any.  Notwithstanding the foregoing, all payroll deductions received under the Plan shall be deposited with the general funds of the Company except where applicable law requires that contributions be deposited with an independent third party.
19.   Adjustments, Dissolution, Liquidation, Merger or Change in Control.
(a)   Adjustments.  In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Stock occurs, the Administrator, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number and class of Common Stock which may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each Option under the Plan which has not yet been exercised, and the numerical limits of Sections 7 and 13 hereof.
(b)   Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a New Exercise Date, and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator.  The New Exercise Date will be before the date of the Company’s proposed dissolution or liquidation.  The Administrator will notify each Participant in writing, at least 10 business days prior to the New Exercise Date, that the Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that the Participant’s Option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.
(c)   Merger or Change in Control.  In the event of a merger or Change in Control, each outstanding Option will be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation (including a right to acquire the same consideration paid to the stockholders in the merger or Change in Control).  In the event that the successor corporation refuses to assume or substitute for the Option, the Offering Period with respect to which such Option relates will be shortened by setting a New Exercise Date and will end on the New Exercise Date.  The New Exercise Date will occur before the date of the Company’s proposed merger or Change in Control.  The Administrator will notify each Participant in writing prior to the New Exercise Date, that the Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that the Participant’s Option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.
20.   Amendment or Termination.
(a)   The Administrator, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason.  If the Plan is terminated, the Administrator, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Exercise Date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 19).  If the Offering Periods are terminated prior to expiration, all amounts then credited to Participants’ accounts which have not been used to purchase shares of Common Stock will be returned to the Participants (without interest thereon, except as otherwise required under local laws) as soon as administratively practicable.
(b)   Without stockholder consent and without limiting Section 20(a), the Administrator will be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

(c)   In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:
(i)
amending the Plan to conform with the safe harbor definition under FASB ASC ¶ 718-50-25-1, including with respect to an Offering Period underway at the time;

(ii)
altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

(iii)
shortening any Offering Period by setting a New Exercise Date or terminating any outstanding Offering Period and returning contributions made through such date to Participant, including an Offering Period underway at the time of the Administrator action;

(iv)
allocating shares;

(v)
reducing the maximum percentage of Compensation a Participant may elect to set aside as payroll deductions; and

(vi)
reducing the maximum number of shares a Participant may purchase during any Offering Period or Purchase Period.

Such modifications or amendments will not require stockholder approval or the consent of any Plan Participants.
21.   Notices.  All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
22.   Conditions Upon Issuance of Shares.  Shares of Common Stock will not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act, the Exchange Act and the requirements of any stock exchange upon which the shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance.
As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.
23.   Term of Plan.  The Plan will become effective upon its adoption by the Board, but no Options shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within 12 months before or after of its approval by the Board.  The Plan will continue in effect until terminated under Section 20 or until no Options are available for grants hereunder.
24.   Stockholder Approval.  The Plan will be subject to approval by the stockholders of the Company within 12 months after the date the Plan is adopted by the Board.  Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.
25.   Covenants of the Company.  The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Common Stock upon exercise of the Options.  If, after commercially reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Options unless and until such authority is obtained.
26.   Not a Contract of Employment.  The Plan and Offerings do not constitute an employment contract.  Nothing in the Plan or in any Offering shall in any way alter the at will nature of a Participant’s employment or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Subsidiary, or on the part of the Company or a Subsidiary to continue the employment of a Participant.
27.   International Participants.  The Committee shall have the power and authority to allow any of the Company’s Subsidiaries other than Designated Subsidiaries to adopt and join in a portion of this Plan for employees of any such Subsidiary who are generally not subject to income taxation by the United States, and such portion is not intended to comply with Section 423 of the Code (the “Non-U.S. Portion”).  If the Committee allows any Subsidiary other than a Designated Subsidiary to adopt the Non-U.S. Portion of the Plan, the Committee may allow certain employees of such Subsidiaries who work or reside outside of the United States an opportunity to acquire shares of Common Stock in accordance with such special terms and conditions as the Committee may adopt from time to time, which terms and conditions may modify the terms and conditions set forth elsewhere in this Plan, with respect to such employees.  Without limiting the authority of the Committee, the special terms and conditions that may be adopted with respect to any foreign country need not be the same for all foreign countries; and may include but are not limited to the right to participate, procedures for elections to participate, the payment of any interest with respect to amounts received from or credited to accounts held for the benefit of such employees who elect to participate, the purchase price of any shares of Common Stock to be acquired, the length of any Offering Period, the maximum amount of contributions, credits or shares that may be acquired by any such participating employees, and a participating employee’s rights in the event of their death, disability, withdrawal from participation in the purchase of shares under the Non-U.S. Portion of the Plan, or termination of employment.  Any rights granted under the Non-U.S. Portion of the Plan to must be limited to non-resident alien individuals employed by Subsidiaries that are not Designated Subsidiaries and operate outside the United States, such that the grant is treated under section 1.409A-1(b)(8) of the Treasury Regulations as not providing deferred compensation for such individuals.
28.   Governing Law.  The provisions of the Plan shall be governed by the laws of the State of Nevada without resort to that state’s conflicts of laws rules.

EXHIBIT A to 2022 Employee Stock Purchase Plan
REZOLUTE, INC.
2022 EMPLOYEE STOCK PURCHASE PLAN
SUBSCRIPTION AGREEMENT
☐ Original Application	Offering Date:
☐ Change in Payroll Deduction Rate
1.   I,                  , hereby elect to participate in the Rezolute, Inc. 2022 Employee Stock Purchase Plan (the “Plan”), and subscribe to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Plan.
2.   I hereby authorize payroll deductions from each paycheck in the amount of            % of my Compensation on each payday (from 0% to 15%]) during the Offering Period in accordance with the Plan.  (Please note that no fractional percentages are permitted.)
3.   I understand that said payroll deductions will be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Plan.  I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option and purchase Common Stock under the Plan.
4.   I have received a copy of the complete Plan and its accompanying prospectus.  I understand that my participation in the Plan is in all respects subject to the terms of the Plan.
5.   Shares of Common Stock purchased for me under the Plan should be issued in my name.
6.   I understand that if I dispose of any shares received by me pursuant to the Employee Stock Purchase Plan within 2 years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or 1 year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares.  I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock.  The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me.
7.   If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (b) 15% of the fair market value of the shares on the first day of the Offering Period.  The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.
8.   I hereby agree to be bound by the terms of the Plan and the applicable Offering document.  The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.
I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT WILL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.
Dated:
Signature of Employee
[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

EXHIBIT B to 2022 Employee Stock Purchase Plan
REZOLUTE, INC.
2022 EMPLOYEE STOCK PURCHASE PLAN
NOTICE OF WITHDRAWAL
The undersigned Participant in the Offering Period of the Rezolute, Inc. 2022 Employee Stock Purchase Plan (the “Plan”) that began on                   (the “Offering Date”), hereby notifies the Company that they hereby withdraws from the Offering Period.  They hereby directs the Company to pay to the undersigned as promptly as practicable all of the payroll deductions credited to their account with respect to such Offering Period.  The undersigned understands and agrees that their option for such Offering Period will be automatically terminated.  The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned will be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.
Name:
Address:

Signature:
Date:

SCAN TO VIEW MATERIALS & VOTE REZOLUTE, INC. 201 REDWOOD SHORES PARKWAY, SUITE 315 REDWOOD CITY, CALIFORNIA 94065 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/RZLT2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D82548-P72356 KEEP THIS PORTION FOR YOUR RECORDS REZOLUTE, INC. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees: For Withhold 1a. Young-Jin Kim ! ! 1b. Nevan Charles Elam ! ! For Against Abstain 1c. Philippe Fauchet 1d. Gil Labrucherie 1e. Wladimir Hogenhuis 1f. Nerissa Kreher ! ! 5. To adopt the 2022 Employee Stock Purchase Plan. ! ! ! To approve, in accordance with Nasdaq Marketplace Rule 5635(d), the exercisability of certain Class C warrants to be issued upon the closing of a private placement offering that we entered into pursuant to a Securities Purchase Agreement dated May 4, 2022.. ! ! 7. To approve, by a non-binding advisory vote, the ! ! ! compensation of the Company’s named executive officers, or NEOs, as disclosed in the Executive Compensation ! ! section of this Proxy Statement. 8. To authorize an adjournment of the Annual Meeting, For Against Abstain 2. To ratify the appointment of Plante & Moran, PLLC as the Company’s independent registered public accountants for the fiscal year ending on June 30, 2022. 3. To approve an increase in the Company’s authorized common stock of 60,000,000 shares to an aggregate of 100,000,000 shares as set forth in the Articles of Incorporation. 4. To approve an amendment to the 2021 Stock Incentive Plan to increase the number of shares available for issuance thereunder by 9,500,000 shares to an aggregate of 10,700,000 shares. if necessary, if a quorum is present, to solicit additional ! ! ! proxies if there are not sufficient votes in favor of the any of proposals 3, 4 and 6. 9. To transact such other business as may properly come before the meeting, or any postponements or adjournments thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D82549-P72356 REZOLUTE, INC. Annual Meeting of Stockholders June 16, 2022 at 3:00 p.m. PDT This proxy is solicited by the Board of Directors The enclosed proxy is solicited by the Board of Directors of Rezolute, Inc., a Delaware corporation, which we refer to as the "Company," "Rezolute," "we," "us," or "our," for use at the 2022 Annual Meeting of Stockholders of the Company (the "Annual Meeting"), to be held on Thursday, June 16, 2022 at 3:00 p.m. Pacific Time, via a virtual meeting, and at any postponement or adjournment thereof. You may virtually attend the Annual Meeting, vote and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/RZLT2022. If you plan to virtually attend the Annual Meeting, please follow the voting and registration instructions as outlined in the Proxy Statement. All stockholders of record at the close of business on May 5, 2022 are entitled to notice of and to vote at such meeting. The date on which we anticipate that the Proxy Statement and the accompanying proxy will be first sent or given to stockholders will be on or about May 20, 2022. This proxy when properly executed will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side